UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.   )

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☐	Soliciting Material Pursuant to §240.14a-12

INDEPENDENCE HOLDING COMPANY
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Certain statements and information contained in this document may be considered “forward-looking statements,” such as statements relating to our views with respect to future events and financial performance. Such forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from historical experience or from future results expressed or implied by such forward-looking statements. Potential risks and uncertainties include, but are not limited to, economic conditions in the markets in which we operate, new federal or state governmental regulation, our ability to effectively operate, integrate and leverage any past or future strategic acquisitions, and other factors that may be found in our filings with the Securities and Exchange Commission. We expressly disclaim any duty to update these forward-looking statements unless required by applicable law.

INDEPENDENCE HOLDING COMPANY

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on November 10, 2020

Dear Stockholders:

We cordially invite you to attend the 2020 Annual Meeting of Stockholders (“2020 Annual Meeting” or “Annual Meeting”) of Independence Holding Company (“IHC” or the “Company”). Our 2020 Annual Meeting will be held on Tuesday, November 10, 2020 at 10:00 a.m. Eastern time and will be our seventh completely virtual meeting of stockholders. You will be able to attend the 2020 Annual Meeting, vote, and submit your questions during the meeting via live webcast by visiting www.virtualshareholdermeeting.com/IHC2020. To enter the meeting, you must have your sixteen-digit control number that is shown on the proxy card accompanying this Proxy Statement. You will not be able to attend the Annual Meeting in person.

Details regarding logging onto and attending the meeting over the website and the business to be conducted are described in the Proxy Card included with this Proxy Statement. We have also made available a copy of our 2019 Annual Report with this Proxy Statement. We encourage you to read our Annual Report. It includes our audited financial statements and provides information about our business and products.

The purpose of the meeting is to:

1.	elect nine directors, each for a term of one year;

2.	ratify the appointment of RSM US LLP as IHC’s independent registered public accounting firm for the fiscal year ending December 31, 2020;

3.	approve, by a non-binding advisory vote, the compensation of IHC’s named executive officers;

4.	approve the amendments to the Independence Holding Company 2016 Stock Incentive Plan; and

5.	transact any other business that may properly come before the meeting.

Only stockholders of record at the close of business on September 11, 2020 may vote at the meeting or any postponements or adjournments of the meeting.

By order of the Board of Directors,

Loan Nisser
Vice President – Legal and Secretary

October 1, 2020

HOW TO VOTE: Your vote is important. Whether or not you plan to attend the meeting, we hope you will vote as soon as possible. You may vote over the Internet, as well as by telephone or, if you requested to receive printed proxy materials, by mailing a proxy or voting instruction card. Please review the instructions on each of your voting options described in this Proxy Statement as well as in the proxy card. Your vote is important, no matter how many shares you owned on the record date. A return envelope is enclosed for your convenience and needs no postage if mailed in the United States.

2020 PROXY STATEMENT

TABLE OF CONTENTS

Page
INFORMATION ABOUT THE ANNUAL MEETING OF STOCKHOLDERS	2
What is the purpose of the 2020 Annual Meeting and why is it being held over the Internet?	2
Who is entitled to vote?	2
How do I vote by proxy?	2
Am I entitled to vote if my shares are held in “street name”?	2
How many shares must be present to hold the online meeting?	3
What if a quorum is not present at the online meeting?	3
What do I need in order to be able to attend the online meeting?	3
How can I vote my shares during the online meeting?	3
How can I vote my shares without attending the online meeting?	3
Is there a deadline for submitting proxies electronically or by telephone or mail?	3
Can I revoke my proxy and change my vote?	3
Who can participate in the online meeting?	4
Will my vote be kept confidential?	4
Who will count the votes?	4
How does the Board recommend I vote on the proposals?	4
What if I do not specify how my shares are to be voted?	4
Will any other business be conducted at the meeting?	5
How many votes are required to elect the director nominees?	5
What happens if a nominee is unable to stand for election?	5
How many votes are required to ratify the appointment of IHC’s independent registered public accounting firm for the fiscal year ending December 31, 2020?	5
How many votes are required to endorse the compensation of IHC’s named executive officers?	5
How many votes are required to approve the amendments to the Independence Holding Company 2016 Stock Incentive Plan?	5
How will abstentions be treated?	5
How will broker non-votes be treated?	6
STOCK OWNERSHIP	7
Directors and Executive Officers	7
Significant Stockholders	8
Section 16(a) Beneficial Ownership Reporting Compliance	8
CORPORATE GOVERNANCE MATTERS	8
Corporate Governance Documents	8
Director Independence	9
Board Leadership Structure	9
Board Role in Risk Oversight	10
Audit Committee Financial Expert	10
Executive Sessions of Non-Management Directors	10
Communications with Directors	10
Nomination of Director Candidates	11
MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS	11
Meetings	11
Committees	11
Attendance at Annual Meeting of Stockholders	12
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	12
Director Independence	12
Compensation Committee Interlocks and Insider Participation	12
Transactions with Management and Other Relationships	12
PROPOSAL 1 - ELECTION OF DIRECTORS	14
Nominees for Election to the Board	14
NAMED EXECUTIVE OFFICERS	17
DIRECTORS’ COMPENSATION	18
Director Summary Compensation	18

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INDEPENDENCE HOLDING COMPANY

96 Cummings Point Road

Stamford, Connecticut 06902

(203) 358-8000

www.ihcgroup.com

2020 PROXY STATEMENT

The Board of Directors (the “Board”) of Independence Holding Company (“IHC”) is furnishing you this proxy statement in connection with the solicitation of proxies on its behalf for the 2020 Annual Meeting of Stockholders to be held via live webcast on the Internet at www.virtualshareholdermeeting.com/IHC2020. The meeting will take place on Tuesday, November 10, 2020 at 10:00 a.m. Eastern time.

At the online meeting, stockholders will vote on the following proposals:

1.	elect nine directors, each for a term of one year;

2.	ratify the appointment of RSM US LLP as IHC’s independent registered public accounting firm for the fiscal year ending December 31, 2020;

3.	approve, by a non-binding advisory vote, the compensation of IHC’s named executive officers;

4.	approve the amendments to the Independence Holding Company 2016 Stock Incentive Plan; and

5.	transact any other business that may properly come before the meeting.

Stockholders also will consider any other matter that may properly come before the meeting, although we know of no other business to be presented.

By submitting your proxy (via the Internet, telephone or mail), you authorize Ms. Teresa A. Herbert, IHC’s Chief Financial Officer and Senior Vice President, and Ms. Loan T. Nisser, IHC’s Vice President - Legal and Secretary, to represent you and vote your shares at the meeting in accordance with your instructions. They also may vote your shares to adjourn the meeting and will be authorized to vote your shares at any postponements or adjournments of the meeting.

IHC’s 2019 Annual Report, which includes IHC’s audited financial statements, is being made available to IHC’s stockholders concurrently herewith (the “Annual Report”). Although the Annual Report is being made available concurrently with this proxy statement, it does not constitute a part of the proxy solicitation materials and is not incorporated by reference into this proxy statement.

We are first sending the proxy statement, form of proxy and accompanying materials to stockholders on or around October 1, 2020.

We will be hosting the 2020 Annual Meeting live via the Internet. A summary of the information you need to attend the meeting online is provided below:

Any stockholder can attend the 2020 Annual Meeting live via the Internet at www.virtualshareholdermeeting.com/IHC2020;

•	Webcast starts at 10:00 a.m. Eastern time;

•	Stockholders may vote and submit questions while attending the 2020 Annual Meeting on the Internet; and

•	Stockholders need a sixteen-digit control number to join the 2020 Annual Meeting.

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YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY VOTE YOUR SHARES OVER THE INTERNET, BY TELEPHONE OR BY MAIL.

INFORMATION ABOUT THE ANNUAL MEETING OF STOCKHOLDERS

What is the purpose of the 2020 Annual Meeting and why is it being held over the Internet?

At the 2020 Annual Meeting, the stockholders will be asked to:

1.	elect nine directors, each for a term of one year;

2.	ratify the appointment of RSM US LLP as IHC’s independent registered public accounting firm for the fiscal year ending December 31, 2020;

3.	approve, by a non-binding advisory vote, the compensation of IHC’s named executive officers;

4.	approve the amendments to the Independence Holding Company 2016 Stock Incentive Plan; and

5.	transact any other business that may properly come before the meeting.

The 2020 Annual Meeting is being held on a virtual-only basis in order to reach the broadest number of stockholders possible and to save costs relative to holding an in-person meeting. A number of prominent publicly-traded Delaware companies have held virtual-only meetings.

Who is entitled to vote?

The record date for the meeting is September 11, 2020. Only stockholders of record at the close of business on that date are entitled to vote at the meeting. The only class of stock entitled to be voted at the meeting is IHC common stock. Each outstanding share of common stock is entitled to one vote for all matters before the meeting. At the close of business on the record date, there were 14,658,969 shares of IHC common stock outstanding.

How do I vote by proxy?

If you properly complete, sign and date the accompanying proxy card or voting instruction card and return it in the enclosed envelope, it will be available for examination on the Internet through the virtual web conference during the annual meeting.

Please note that there are separate telephone and Internet arrangements depending on whether you are a registered stockholder (that is, if you hold your stock in your own name) or you hold your shares in “street name” (that is, in the name of a brokerage firm, bank, trustee or other nominee that holds your securities account). In either case, you must follow the procedures described in the proxy card.

Am I entitled to vote if my shares are held in “street name”?

If your shares are held by a bank, brokerage firm, trustee or other nominee, you are considered the “beneficial owner” of shares held in “street name.” If your shares are held in “street name,” the proxy materials are being made available to you by your bank, brokerage firm, trustee or other nominee (the “record holder”), along with voting instructions. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. If you do not give instructions to your record holder, it will nevertheless be entitled to vote your shares in its discretion on the ratification of the appointment of the independent registered public accounting firm (Proposal 2), but not on the election of directors, advisory vote on the compensation of IHC’s named executive officers, or approval of the amendments to the Independence Holding Company 2016 Stock Incentive Plan (Proposal 1, Proposal 3 and Proposal 4, respectively).

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As the beneficial owner of shares, you are invited to attend the annual meeting. If you are a beneficial owner, however, you may not vote your shares at the meeting unless you obtain a legal proxy, executed in your favor, from the record holder of your shares.

How many shares must be present to hold the online meeting?

A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum. Proxies received but marked as abstentions or treated as broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What if a quorum is not present at the online meeting?

If a quorum is not present or represented at the meeting, the holders of a majority of the shares entitled to vote at the meeting who are present in person or represented by proxy, or the chairman of the meeting, may adjourn the meeting until a quorum is present or represented. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given.

What do I need in order to be able to attend the online meeting?

The Company will be hosting the 2020 Annual Meeting live online. You can attend the 2020 Annual Meeting live online at www.virtualshareholdermeeting.com/IHC2020. The webcast will start at 10:00 a.m. Eastern time. You may vote and submit questions while attending the 2020 Annual Meeting online. You will need the sixteen-digit control number included on your proxy card in order to be able to enter the 2020 Annual Meeting.

How can I vote my shares during the online meeting?

Shares held in your name as the stockholder of record may be voted by you, while the polls remain open, at www.virtualshareholdermeeting.com/IHC2020 during the meeting. You will need your sixteen-digit control number found in the proxy card. Shares held beneficially in “street name” may be voted by you at the meeting only if you obtain a legal proxy from the brokerage firm, bank, trustee or other nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the online meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the online meeting.

How can I vote my shares without attending the online meeting?

Whether you hold shares directly as the stockholder of record or beneficially in “street name,” you may direct how your shares are voted without attending the online meeting. If you are a stockholder of record, you may vote by proxy. You can vote by proxy over the Internet or telephone by following the instructions provided on the proxy card. If you hold shares beneficially in “street name,” you may also vote by proxy over the Internet, telephone or by mail by following the voting instruction card provided to you by your brokerage firm, bank, trustee or other nominee.

Is there a deadline for submitting proxies electronically or by telephone or mail?

Proxies submitted electronically or by telephone as described above must be received by 11:59 pm Eastern time on November 9, 2020. Proxies submitted by mail should be received before 10:00 a.m. Eastern time on November 10, 2020.

Can I revoke my proxy and change my vote?

You may change your vote at any time prior to the taking of the vote at the online meeting. If you are the stockholder of record, you may change your vote by (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), (2) providing a written notice of revocation to IHC’s Secretary at Independence Holding Company, 485 Madison Avenue, 14th Floor, New York, New York 10022 prior to your shares being voted, or (3) attending the online meeting and voting. Attendance at the online meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in “street name,” you may change your vote by submitting new voting instructions to your brokerage firm, bank, trustee or other nominee following the instructions they provided, or, if you have obtained a legal proxy from your brokerage firm, bank, trustee or other nominee giving you the right to vote your shares, by attending the online meeting and voting.

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Who can participate in the online meeting?

Only stockholders eligible to vote or their authorized representatives in possession of a valid sixteen-digit control number will be admitted as participants to the online meeting.

Will my vote be kept confidential?

Yes, your vote will be kept confidential and not disclosed to IHC unless:

•	required by law;

•	you expressly request disclosure on your proxy; or

•	there is a proxy contest.

Who will count the votes?

Broadridge Financial Solutions, an independent third party, will tabulate and certify the votes. A representative of Broadridge Financial Solutions will serve as the inspector of election.

How does the Board recommend I vote on the proposals?

The Board recommends that you vote:

•	FOR the election of the nine nominees to the Board;

•	FOR the ratification of the appointment of RSM US LLP as IHC’s independent registered public accounting firm for the fiscal year ending December 31, 2020;

•	FOR endorsing the compensation of IHC’s named executive officers; and

•	FOR the approval of the amendments to the Independence Holding Company 2016 Stock Incentive Plan.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, your shares will be voted:

•	FOR the election of the nine nominees to the Board;

•	FOR the ratification of the appointment of RSM US LLP as IHC’s independent registered public accounting firm for the fiscal year ending December 31, 2020;

•	FOR endorsing the compensation of IHC’s named executive officers;

•	FOR the approval of the amendments to the Independence Holding Company 2016 Stock Incentive Plan.

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Will any other business be conducted at the meeting?

IHC’s by-laws require stockholders to give advance notice of any proposal intended to be presented at the meeting. The deadline for this notice has passed and we have not received any such notices. If any other matter properly comes before the stockholders for a vote at the meeting, however, the proxy holders will vote your shares in accordance with their best judgment.

How many votes are required to elect the director nominees?

The affirmative vote of a plurality of the votes cast at the online meeting is required to elect the nine nominees as directors. This means that the nine nominees will be elected if they receive more affirmative votes than any other person. The proxy card enables you to vote FOR all nominees proposed by the Board, to WITHHOLD authority for all nominees or to vote FOR ALL EXCEPT one or more of the nominees being proposed. Voting for all nominees except those you list on the proxy card is the equivalent of withholding your vote for those directors you have listed. If you vote “Withheld” with respect to one or more nominees, your shares will not be voted with respect to the person or persons indicated.

What happens if a nominee is unable to stand for election?

If a nominee is unable to stand for election, the Board may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority.

How many votes are required to ratify the appointment of IHC’s independent registered public accounting firm for the fiscal year ending December 31, 2020?

The ratification of the appointment of RSM US LLP as IHC’s independent registered public accounting firm for the fiscal year ending December 31, 2020 requires the affirmative vote of a majority of the shares present at the online meeting or by proxy and entitled to vote. The proxy card enables you to vote FOR or AGAINST the proposal or ABSTAIN from voting on the proposal. Abstentions will have the same practical effect as votes against the proposal.

How many votes are required to endorse the compensation of IHC’s named executive officers?

The endorsement of the compensation of IHC’s named executive officers requires the affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote. The vote on this matter is advisory, and therefore the results are not binding on IHC. However, the Board will consider the results of the votes on this proposal in formulating future executive compensation policy. Because broker non-votes are not entitled to vote on the proposal because it is considered non-routine, broker non-votes have no effect on the outcome of the proposal. If you return a signed proxy card but abstain from voting on the proposal, your shares will be considered as present and entitled to vote at the Annual Meeting and on the proposal but will not be voted “for” the proposal, and they will have the same effect as votes “against” the proposal.

How many votes are required to approve the amendments to the Independence Holding Company 2016 Stock Incentive Plan?

The approval of the amendments to the Independence Holding Company 2016 Stock Incentive Plan requires the affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote. Because broker non-votes are not entitled to vote on the proposal because it is considered non-routine, broker non-votes have no effect on the outcome of the proposal. If you return a signed proxy card but abstain from voting on the proposal, your shares will be considered as present and entitled to vote at the Annual Meeting and on the proposal but will not be voted “for” the proposal, and they will have the same effect as votes “against” the proposal.

How will abstentions be treated?

Abstentions will be treated as shares present for quorum purposes and entitled to vote, and will have the same practical effect as votes against a proposal.

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How will broker non-votes be treated?

Broker non-votes will be treated as shares present for quorum purposes. Your broker will be entitled to vote your shares in its discretion on the ratification of the appointment of the independent registered public accounting firm for the fiscal year ending December 31, 2020 (Proposal 2) without your voting instructions, but not on the election of directors (Proposal 1), the advisory vote on the compensation of IHC’s named executive officers (Proposal 3) or the approval of the amendments to the Independence Holding Company 2016 Stock Incentive Plan (Proposal 4).

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STOCK OWNERSHIP

Directors and Executive Officers

The following table sets forth certain information concerning the number of shares of our common stock beneficially owned based on 14,658,969 issued and outstanding shares of common stock as of September 11, 2020 (the “Record Date”) by: (i) each of our directors and nominees, and (ii) each of our named executive officers.

Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. Other than as described in the notes to the table, we believe that all persons named in the table have sole voting and investment power with respect to shares beneficially owned by them. All share ownership figures include all securities that can be acquired, within sixty (60) days of the Record Date, by exercising or converting stock options, warrants, convertible securities or otherwise and all rights to acquire the Company’s equity securities, which are deemed outstanding and beneficially owned by such person for purposes of computing his or her percentage ownership, but not for purposes of computing the percentage ownership of any other person.

The address of each individual named below is c/o IHC at 96 Cummings Point Road, Stamford, Connecticut 06902.

Name of Beneficial Owner	Number of Shares		Percent of Class
Mr. Gary J. Balzofiore	55,039	(1)	*
Mr. Vincent Furfaro	30,667	(2)	*
Mr. Larry R. Graber	92,982	(3)	*
Ms. Teresa A. Herbert	129,884	(4)(5)	*
Mr. David T. Kettig	139,277	(6)	*
Mr. Allan C. Kirkman	32,901	(7)	*
Mr. John L. Lahey	28,875	(7)	*
Mr. Steven B. Lapin	122,162	(5)	*
Mr. Ronald I. Simon	44,775	(7)(8)	*
Mr. James G. Tatum	44,901	(7)	*
Mr. Roy T. K. Thung	350,185	(5)(9)	2.37%
All directors, nominees for director and executive officers as a group (11 persons)	1,071,648		7.16%

*	Represents less than 1% of the outstanding common stock.

(1)	Includes 24,667 shares of common stock underlying options exercisable within sixty (60) days from the date above.

(2)	Includes 30,667 shares of common stock underlying options exercisable within sixty (60) days from the date above.

(3)	Includes 37,500 shares of common stock underlying options exercisable within sixty (60) days from the date above.

(4)	Includes 46,100 shares of common stock underlying options exercisable within sixty (60) days from the date above.

(5)	Excludes the 9,145,226 shares of common stock held by Geneve Holdings, Inc., of which the named individual is an officer.

(6)	Includes 50,933 shares of common stock underlying options exercisable within sixty (60) days from the date above.

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(7)	Includes 825 shares of common stock underlying restricted stock units vesting within sixty (60) days from the date above.

(8)	Includes 33,950 shares of common stock held by the Simon Family Trust and 2,000 shares of common stock held in Mr. Simon’s wife’s IRA account, of which shares Mr. Simon disclaims beneficial ownership.

(9)	Includes 113,667 shares of common stock underlying options exercisable within sixty (60) days from the date above.

Significant Stockholders

The following table sets forth certain information concerning the number of IHC shares of common stock beneficially owned, based on 14,658,969 issued and outstanding shares of common stock as of the Record Date, by certain persons known by IHC to beneficially own more than five percent of the outstanding shares of IHC common stock.

Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. Other than as described in the notes to the table, we believe that the person named in the table has sole voting and investment power with respect to shares beneficially owned by it. All share ownership figures include all securities that can be acquired, within sixty (60) days of the Record Date, by exercising or converting stock options, warrants, convertible securities or otherwise and all rights to acquire the Company’s equity securities, which are deemed outstanding and beneficially owned by such person for purposes of computing its percentage ownership, but not for purposes of computing the percentage ownership of any other person

Name	Number of Shares	Percent of Class
Geneve Holdings, Inc. (1)	9,145,226	62.39%

(1)	Geneve Holdings, Inc. (“GHI”), a private diversified financial holding company, is a member of a group consisting of itself and certain of its affiliates that together hold the shares of common stock of IHC. The address of GHI is 96 Cummings Point Road, Stamford, Connecticut 06902.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors and certain officers of IHC and persons who own more than ten percent (10%) of IHC common stock to file with the U.S. Securities and Exchange Commission (“SEC”) initial reports of beneficial ownership (Form 3) and reports of subsequent changes in their beneficial ownership (Form 4 or Form 5) of IHC’s common stock. Such directors, officers and greater-than-ten-percent stockholders are required to furnish IHC with copies of the Section 16(a) reports they file. The SEC has established specific due dates for these reports, and IHC is required to disclose in this proxy statement any late filings or failures to file.

Based solely upon a review of the copies of the Section 16(a) reports (and any amendments thereto) furnished to IHC and written representations from certain reporting persons that no additional reports were required, IHC believes that its directors, reporting officers and greater-than-ten-percent stockholders complied with all these filing requirements for the fiscal year ended December 31, 2019.

CORPORATE GOVERNANCE MATTERS

Corporate Governance Documents

In furtherance of its longstanding goals of providing effective governance of IHC’s business and affairs for the long- term benefit of stockholders and promoting a culture and reputation of the highest ethics, integrity and reliability, the Board has adopted:

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•	a Code of Business Ethics that applies to IHC’s Chief Executive Officer, President, Chief Operating Officer, Chief Financial Officer, controller and other IHC employees performing similar functions (the “Code of Ethics”);

•	a Corporate Code of Conduct that applies to all employees, officers and directors of IHC and its subsidiaries and affiliates (the “Code of Conduct”);

•	Corporate Governance Guidelines (“Guidelines”) to advance the functioning of the Board and its committees and set forth the Board’s expectations as to how it should perform its functions; and

•	written charters for its Audit Committee and Compensation Committee of the Board (collectively, the “Charters”).

It has also adopted an Insider Trading Policy, which prohibits, unless express and specific consent is obtained from the Compliance Officer, the members of the Board and officers of IHC and its subsidiaries, as applicable (collectively, the “Company Insiders”), or any employee that IHC may designate from time to time as “Covered Persons” because of such person’s position, responsibilities or his/her actual or potential access to material information (together with the Company Insiders, the “Covered Persons”), or a Covered Person’s family member or controlled entity, from engaging in hedging or monetizing transactions (such as zero-cost collars, forward sale contracts, prepaid variable forwards, equity swaps, collars and exchange funds).

The Code of Ethics, Code of Conduct, Guidelines, Charters and Insider Trading Policy can be found on IHC’s website at www.ihcgroup.com, and are also available in print to any stockholder who requests them. The information on IHC’s website, however, is not incorporated by reference in, and does not form part of, this proxy statement. The Board does not anticipate substantively modifying the Code of Ethics or the Code of Conduct, or granting any waivers to either, but were any such waiver or modification to occur, it would promptly be disclosed on IHC’s website.

Director Independence

As a company listed on the New York Stock Exchange (“NYSE”), IHC uses the definition of independence prescribed in the NYSE Listed Company Manual (the “Manual”). Each of Messrs. Kirkman, Tatum, Lahey and Simon meet such independence requirements. The Board has affirmatively determined that none of them had any material relationship described in Item 407(a) of Regulation S-K promulgated by the SEC with IHC at all applicable times during 2019.

IHC qualifies as a “controlled company,” as defined in Section 303A.00 of the Manual, because more than 50% of IHC’s voting power is held by Geneve Holdings, Inc. (“GHI”). Therefore, IHC is not subject to certain NYSE requirements that would otherwise require IHC to have: (i) a majority of independent directors on the Board (Manual Section 303A.01); (ii)   a compensation committee composed solely of independent directors (Manual Section 303A.05); or (iii) director nominees selected, or recommended for the Board’s selection, by a nominating committee composed solely of independent directors (Manual Section 303A.04).

Of IHC’s directors, none of Ms. Herbert or Messrs. Graber, Kettig, Lapin or Thung is independent under the NYSE’s standards.

For each independent director, after reasonable investigations and in reliance on representations by such independent director to IHC, IHC believes there is no material transaction, relationship or arrangement described in Item 407(a) of Regulation S-K promulgated by the SEC between each such director not disclosed in this proxy statement under the caption “Certain Relationships and Related Transactions.”

Board Leadership Structure

The Board understands that there is no single, generally accepted approach to providing Board leadership and that given the dynamic and competitive environment in which we operate, the right Board leadership structure may vary as circumstances warrant. To this end, the Board has no policy mandating the combination or separation of the roles of Chairman and CEO and believes the matter should be discussed and considered from time to time as circumstances change. Currently, Mr. Roy T.K. Thung is both our CEO and Chairman.

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Board Role in Risk Oversight

The Board administers its risk oversight function directly and through its Audit Committee. The Board and the Audit Committee regularly discuss with management, and the Company’s independent auditors and internal auditor, our major risk exposures, their potential financial impact on the Company, and the steps we take to manage these risks.

In general, management is responsible for the day-to-day management of the risks the Company faces, while the Board, acting as a whole and through the Audit Committee, has responsibility for the oversight of risk management. In its risk oversight role, the Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. Senior management attends the regular quarterly meetings of the Board and is available to address questions and concerns raised by the Board on risk management-related and other matters.

The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting, internal controls, and compliance with legal and regulatory requirements. In addition, the Audit Committee discusses policies with respect to risk assessment and risk management with management, internal audit and the independent auditors.

The Audit Committee assists the Board with oversight of risk management by reviewing the Company’s financial statements and meeting with the Company’s independent auditors and internal auditor at regularly scheduled meetings of the Audit Committee, to review their reports on the adequacy and effectiveness of our internal audit and internal control systems, and discusses with management the Company’s major financial risks and exposures and the steps management has taken to monitor and control such risks and exposures.

Audit Committee Financial Expert

The Board has determined that each of Mr. Tatum and Mr. Simon is an audit committee financial expert as such term is defined in Item 407(d)(5)(ii) of Regulation S-K promulgated by the SEC.

Executive Sessions of Non-Management Directors

Non-management Board members meet without management present at least twice annually, at regularly scheduled executive sessions. At least once a year, such meetings include only the independent members of the Board. Mr. Kirkman presides over meetings of the non-management and independent directors.

Communications with Directors

You may communicate directly with any member or committee of the Board by writing to: IHC Board of Directors, c/o Corporate Secretary, 485 Madison Avenue, 14th Floor, New York, New York 10022. Please specify to whom your letter should be directed. The Corporate Secretary of IHC will review all such correspondence and regularly forward to the Board a summary of all such correspondence and copies of all correspondence that, in her opinion, deals with the functions of the Board or its committees or that she otherwise determines requires the attention of any member, group or committee of the Board. Board members may, at any time, review a log of all correspondence received by IHC that is addressed to Board members and request copies of any such correspondence.

Interested parties who wish to communicate with non-management IHC directors, or with the presiding director of the Board’s executive sessions, may do so by writing to IHC Board of Directors, c/o Corporate Secretary, Attn: Non- management Directors or the Presiding Director for Executive Sessions, as applicable, 485 Madison Avenue, 14th Floor, New York, New York 10022. All such mail received will first be opened and screened for security purposes.

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Nomination of Director Candidates

In light of GHI’s majority voting power, the Board has determined that the Board, rather than a nominating committee, is the most appropriate body to identify director candidates and select nominees for presentation at the annual meeting of stockholders. In making nominations, the Board seeks candidates with outstanding business experience who will bring such experience to the management and direction of IHC. The minimum criteria employed by the Board in its selection of candidates are set forth in the Guidelines, along with certain other factors that inform the selection process. All directors serving on the Board participate in the consideration of director nominees. Furthermore, in light of GHI’s voting power, the Board has determined that no policy with respect to consideration of candidates recommended by security holders other than GHI’s would be appropriate.

The Board does not have a formal policy with respect to diversity. However, the Board seeks to have a Board that reflects an appropriate balance of knowledge, experience, skills, expertise and diversity, as applicable to our industry. The Board assesses its achievement of diversity through the review of Board composition as part of the Board’s annual self- assessment process.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

Meetings

During 2019, the Board held four formal meetings. Each director attended at least 75% of the aggregate of: (i) the total number of meetings of the Board; and (ii) the total number of meetings held by all committees of the Board on which he or she served, during the applicable period.

Committees

The Board has standing Audit and Compensation Committees. Committee memberships are as follows:

Audit Committee	Compensation Committee
Mr. James G. Tatum (Chairman)	Mr. Allan C. Kirkman (Chairman)
Mr. Allan C. Kirkman	Mr. John L. Lahey
Mr. John L. Lahey	Mr. James G. Tatum
Mr. Ronald I. Simon

Audit Committee. The principal functions of the Audit Committee are to: (i) select an independent registered public accounting firm; (ii) review and approve management’s plan for engaging IHC’s independent registered public accounting firm during the year to perform non-audit services and consider what effect these services will have on the independence of IHC’s independent registered public accounting firm; (iii) review IHC’s annual financial statements and other financial reports which require approval by the Board; (iv) oversee the integrity of IHC’s financial statements, IHC’s systems of disclosure controls and internal controls over financial reporting, and IHC’s compliance with legal and regulatory requirements; (v) review the scope of audit plans of IHC’s internal audit function and independent registered public accounting firm and the results of their audits; and (vi) evaluate the performance of IHC’s internal audit function and independent registered public accounting firm.

The Audit Committee met five times in 2019. Each of its members meets the independence requirements of the NYSE and applicable SEC rules and regulations. The Audit Committee and the Board have determined that each member of the Audit Committee is financially literate and that each of Mr. Tatum and Mr. Simon qualifies as an “audit committee financial expert,” as such term is defined in Item 401(h)(2) of Regulation S-K promulgated by the SEC.

Compensation Committee. The Compensation Committee assists the Board in fulfilling its responsibilities with regard to compensation matters, is responsible for determining or ratifying (as the case may be) the compensation of IHC’s executive officers, and administers IHC’s 2016 Stock Incentive Plan. The Compensation Committee met one time in 2019. The Compensation Committee has sole authority to determine the compensation for IHC’s Chief Executive Officer.

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Attendance at Annual Meeting of Stockholders

Each IHC director is expected to be online for the Annual Meeting of Stockholders. At last year’s annual meeting, every IHC director attended online.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Director Independence

As a company listed on the New York Stock Exchange (“NYSE”), IHC uses the definition of independence prescribed in the NYSE Listed Company Manual (the “Manual”). Each of Messrs. Kirkman, Tatum, Simon and Lahey meet such independence requirements. The Board has affirmatively determined that none of them had any material relationships described in Item 407(a) of Regulation S-K promulgated by the SEC with IHC at all applicable times during 2019.

IHC qualifies as a “controlled company,” as defined in Section 303A.00 of the Manual, because more than 50% of IHC’s voting power is held by GHI. Therefore, IHC is not subject to certain NYSE requirements that would otherwise require IHC to have: (i) a majority of independent directors on the Board (Manual Section 303A.01); (ii) a compensation committee composed solely of independent directors (Manual Section 303A.05); or (iii) director nominees selected, or recommended for the Board’s selection, by a nominating committee composed solely of independent directors (Manual Section 303A.04).

Of IHC’s directors, none of Ms. Herbert or Messrs. Graber, Kettig, Lapin or Thung is independent under the NYSE’s standards.

For each independent director, after reasonable investigations and in reliance on representations by such independent director to IHC, IHC believes there is no transaction, relationship or arrangement described in Item 407(a) of Regulation S-K promulgated by the SEC between each such director not disclosed in this proxy statement under the caption “Certain Relationships and Related Transactions.”

Compensation Committee Interlocks and Insider Participation

Messrs. Kirkman, Lahey and Tatum served on the Compensation Committee of the Board during fiscal year 2019.

Transactions with Management and Other Relationships

With Geneve Holdings, Inc.

IHC and Geneve Holdings, Inc. (“GHI”), IHC’s controlling stockholder, operate under cost-sharing arrangements pursuant to which certain items are allocated between the two companies. During 2018, IHC paid GHI (or accrued for payment thereto) approximately $426,000 under such arrangements. Such cost-sharing arrangements include GHI providing IHC with the use of office space as IHC’s corporate headquarters for annual consideration of $158,000 in 2018. During 2019, IHC paid GHI (or accrued for payment thereto) approximately $453,000 under such arrangements, and paid or accrued an additional $225,000 for the first six months of 2020. Such cost-sharing arrangements include GHI providing IHC with the use of office space as IHC’s corporate headquarters for annual consideration of $158,000 in 2019. The foregoing arrangement is subject to the annual review and approval of the Audit Committee, and IHC’s management believes that the terms thereof are no less favorable than could be obtained by IHC from unrelated parties on an arm’s-length basis.

Parent of Smaller Reporting Company

As described under “Stock Ownership—Significant Stockholders,” GHI beneficially owns 9,145,226 shares of the Company's common stock, representing 62.39% of the Company's issued and outstanding shares of common stock as of the Record Date.  As a result of GHI's status as the Company's controlling stockholder, GHI may be considered to be the parent of the Company under applicable SEC rules.

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Review, Approval, or Ratification of Transactions with Related Persons

Section 5.7 of IHC’s by-laws states that no contract or transaction between IHC and one or more of its directors or officers (or their affiliates) is per se void (or voidable) if, among other things, the material facts as to the relevant relationships and interests were disclosed to the Board (or the relevant committee thereof) and the transaction in question was approved by a majority of the disinterested directors voting on the matter. The Audit Committee’s charter requires the Audit Committee to review all interested-party transactions, and IHC’s other governance documents specifically prohibit various conflicts of interest and impose disclosure requirements in connection with any potential conflict of interest.

The Audit Committee has reviewed and approved each of the related-party transactions set forth above. IHC is not aware of any transaction reportable under paragraph (a) of Item 404 of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended, in respect of 2019, that was not so reviewed and approved.

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PROPOSAL 1

ELECTION OF DIRECTORS

The Board currently consists of nine members. All of IHC’s directors are elected at each annual meeting of stockholders and hold office until the next annual meeting of stockholders. The Board proposes that each of the nine current directors be re-elected to the Board. Each of the directors elected at this annual meeting will hold office until the annual meeting of stockholders to be held in 2021 and until his or her successor is duly elected and qualified. The Company believes that its Board as a whole should encompass a range of talent, skill, diversity, and expertise enabling it to provide sound guidance with respect to the Company's operations and interests. In addition to considering a candidate's background and accomplishments, candidates are reviewed in the context of the current composition of the Board and the evolving needs of our businesses.

Each nominee has consented to being named in this proxy statement and has agreed to serve if elected. If a nominee is unable to stand for election, the Board may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority.

The following table sets forth, with respect to each nominee, his or her name, age, principal occupation, employment during at least the past five years, the year he or she was first elected an IHC director and directorships held in other public companies.

NOMINEES FOR ELECTION TO THE BOARD

Director, Year First Elected as Director	Age	Principal Occupation, Business and Directorships and Qualifications

Mr. Larry R. Graber 2000	71

Since March 2012, Chief Life and Annuity Actuary and Senior Vice President of IHC; for more than the five years prior thereto, Senior Vice President — Life and Annuities of IHC; for more than the past five years, a director and President of Madison National Life Insurance Company, Inc., a wholly owned subsidiary of IHC (“Madison National Life”); since July 2018, a director of Independence American Insurance Company, a wholly owned subsidiary of IHC (“IAIC”); for more than the past five years, a director and President of Southern Life and Health Insurance Company, an insurance company with principal offices in Homewood, Alabama and a wholly owned subsidiary of Geneve Holdings, Inc., a private diversified holding company that is the controlling stockholder of IHC (“GHI”); for more than the past five years, a director of Standard Security Life Insurance Company of New York, a wholly owned subsidiary of IHC (“Standard Security Life”).

The experiences, qualifications, attributes or skills that led the Board to conclude that Mr. Graber should serve as one of IHC’s directors are his extensive experience in many facets of the insurance business, particularly relating to the acquisition and administration of blocks of life insurance.

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Director, Year First Elected as Director	Age	Principal Occupation, Business and Directorships and Qualifications

Ms. Teresa A. Herbert 2016	59

Since June 2019, Independent Non-Executive Member of the Board of Directors of Avangrid, Inc., a leading sustainable energy services company; since July 2019, a member of the Audit and Compliance Committee of Avangrid, Inc.; for more than the past five years, Chief Financial Officer and Senior Vice President of IHC; for more than the past five years, Vice President – Finance and Treasurer of GHI; for more than the five years prior to August 2016, Chief Financial Officer and Senior Vice President of American Independence Corp., formerly a public company traded on Nasdaq and a majority-owned subsidiary of IHC that was merged out of existence on August 31, 2016 (“AMIC”); from March 2011 to August 2016, a director of AMIC; since 2016, a director of Standard Security Life and Independence American.

The experiences, qualifications, attributes or skills that led the Board to conclude that Ms. Herbert should serve as one of IHC’s directors are her extensive financial and accounting experience and her experience with companies with complex organizational structures, intercompany transactions, diverse and complex business transactions, the insurance industry, and public companies.

Mr. David T. Kettig 2011	61

Since September 25, 2017, President of IHC; from April 1, 2016 to September 24, 2017, Executive Vice President of IHC; for more than the past five years, Chief Operating Officer and Acting General Counsel of IHC; from April 2009 to April 1, 2016, Chief Operating Officer and Senior Vice President of IHC; from August 2013 to August 2016, President of AMIC; from April 2009 to March 2012, Chief Operating Officer and Senior Vice President of AMIC; from March 2011 to August 2016, a director of AMIC; for more than the past five years, President and a director of IAIC; from March 2012 to March 2016, President of Standard Security Life; since April 2016, Chairman and Chief Executive Officer of Standard Security Life; for more than the past five years, a director of Standard Security Life.

The experiences, qualifications, attributes or skills that led the Board to conclude that Mr. Kettig should serve as one of IHC’s directors are his extensive experience in diverse, complex businesses and transactions, corporate governance, legal affairs, risk management, and insurance.

Mr. Allan C. Kirkman 1980	77

For more than the past five years, a member of each of the Audit Committee and the Compensation Committee of IHC and Chairman of the Compensation Committee of IHC; for more than the five years prior to his retirement in October 2005, Executive Vice President of Mellon Bank, N.A., a national bank.

The experiences, qualifications, attributes or skills that led the Board to conclude that Mr. Kirkman should serve as one of IHC’s directors are his extensive experience in diverse, complex businesses and transactions, including that involving public companies in the financial services fields.

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Director, Year First Elected as Director	Age	Principal Occupation, Business and Directorships and Qualifications

Mr. John L. Lahey 2006	74

For more than the past five years, a member of the Audit Committee and the Compensation Committee of IHC; since July 2018, President Emeritus and Professor of Logic and Philosophy at Quinnipiac University, a private university located in Hamden, Connecticut; from March 1987 to June 2018, President of Quinnipiac University; since 2010, a member of the Board of Trustees of Yale-New Haven Health Systems; between 1994 and December 2015, a director of the UIL Holdings Corporation, a publicly-held utility holding company with principal offices in New Haven, Connecticut; since July 2019, Chairman of the Nominating, Governance and Compensation Committee, and member of the Independent Directors’ Committee, of Avangrid, Inc., a diversified energy and utility company with principal offices in New Haven, Connecticut that is the successor-in-interest by merger to UIL Holdings Corporation; since December 2015, a director, Nominating, Governance and Compensation Committee member, and Executive Committee member of Avangrid, Inc.; since 2004, a director of Alliance for Cancer Gene Therapy, the only national non-profit organization committed exclusively to cancer gene and cell therapy research; from June 2006 to January 2017, a director of Standard Security Life.

The experiences, qualifications, attributes or skills that led the Board to conclude that Mr. Lahey should serve as one of IHC’s directors are his extensive executive experience in major organizations and valuable expertise in management and corporate governance.

Mr. Steven B. Lapin 1991	75

For more than the past five years, Vice Chairman of the Board of Directors of IHC; for more than the past five years, Chairman, Chief Executive Officer, President and a director of GHI; for more than the past five years, Chairman, Chief Executive Officer, President and a director of Geneve; for more than the five years prior to August 2016, a director of AMIC; for more than the five years prior to November 2018, a director of Madison National Life; for more than the five years prior to October 2018, a director of Standard Security Life.

The experiences, qualifications, attributes or skills that led the Board to conclude that Mr. Lapin should serve as one of IHC’s directors are his extensive experience in diverse, complex businesses and transactions, corporate governance of public companies, risk management and insurance.

Mr. Ronald I. Simon 2016	81

Since November 2016, a director of IHC; since November 2017, a member of the Audit Committee of IHC; from January 2003 to August 2016, Chairman of the Compensation Committee of AMIC; from January 2005 to August 2016, a member of the Audit Committee of AMIC; from 2011 to August 2016, Chairman of the Audit Committee of AMIC; since August 2007, a director and member of the Audit and Compensation Committees, and Chairman of the Corporate Governance Committee, of Ellington Financial, Inc. a REIT specializing in acquiring and managing mortgage-related assets; since May 2013, a director and member of the Audit and Compensation Committees, and Chairman of the Corporate Governance Committee, of Ellington Residential Mortgage REIT.

The experiences, qualifications, attributes or skills that led the Board to conclude that Mr. Simon should serve as one of IHC’s directors are his extensive experience in finance and senior management, and in growing successful organizations with entrepreneurial company cultures.

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Director, Year First Elected as Director	Age	Principal Occupation, Business and Directorships and Qualifications

James G. Tatum, C.F.A. 2000	79

For more than the past five years, Chairman of the Audit Committee of IHC; for more than the past five years, member of the Compensation Committee of IHC; for more than the past five years, a director of Standard Security Life; for more than the past five years, sole proprietor of J. Tatum Capital, LLC, a registered investment advisor, located in Birmingham, Alabama, managing funds primarily for individual and trust clients; Chartered Financial Analyst for more than twenty-five years; from March 2011 until August 2016, a director of AMIC; from March 2011 until August 2016, a member of the Audit Committee of AMIC.

The experiences, qualifications, attributes or skills that led the Board to conclude that Mr. Tatum should serve as one of IHC’s directors are his extensive executive experience in major organizations and valuable expertise with financial issues, risk management and oversight.

Mr. Roy T.K. Thung 1990	76

Since September 2017, Chief Executive Officer and Chairman of the Board of IHC; since March 2011, Chief Executive Officer, President and Chairman of the Board of IHC; since January 2000, Chief Executive Officer of IHC; since July 1999, President of IHC; for more than the five years prior to July 1999, Executive Vice President and Chief Financial Officer of IHC; for more than the past five years, Executive Vice President of Geneve; from July 2002 until August 2016, a director of AMIC; from November 2002 until March 2012, Chief Executive Officer and President of AMIC; from March 2012 until August 2016, Chief Executive Officer of AMIC; for more than the five years prior to April 2016, Chief Executive Officer and Chairman of the Board of Standard Security Life; for more than the five years prior to October 2018, director of Standard Security Life; for more than the five years prior to November 2018, Chairman of the Board of Madison National Life.

The experiences, qualifications, attributes or skills that led the Board to conclude that Mr. Thung should serve as one of IHC’s directors are his extensive experience in diverse, complex businesses and transactions, including involving public companies in the insurance industry, and executive and management experience.

NAMED EXECUTIVE OFFICERS

IHC’s officers are elected by the Board, each to serve until his or her successor is elected and has qualified, or until his or her earlier resignation, removal from office or death.

Gary Balzofiore (Age 63)

Since January 2019, Senior Vice President of Specialty Health Operations; from March 2012 until January 2019, Corporate Vice President – Accounting and Finance of IHC; from March 2012 until August 2016, Corporate Vice President – Accounting and Finance of American Independence Corp. (“AMIC”), formerly a public company traded on Nasdaq and majority-owned subsidiary of IHC that was merged out of existence on August 31, 2016; since March 2016, President of Standard Security Life Insurance Company of New York, a wholly owned subsidiary of IHC (“Standard Security Life”); for more than the past five years until March 2016, Executive Vice President and Chief Financial Officer of Standard Security Life; for more than the past five years, Chief Financial Officer and Senior Vice President of Independence American Insurance Company (“Independence American”), an indirect wholly owned subsidiary of IHC.

Vincent J. Furfaro (Age 56)

Since January 2019, Senior Vice President Corporate Development & Chief Information Security Officer (“CISO”); from February 2018 to December 2018, Vice President Strategic Corporate Development and Chief Information Security Officer; from 2015 to February 2018, Vice President –Information Technology. From February 2018, CISO of Standard Security Life, Independence American and Madison National Life Insurance Company, Inc., an indirect wholly owned subsidiary of IHC (“Madison National Life”). For more than the five years prior to February 2018, Vice President of Information Technology of Standard Security Life, Independence American and Madison National Life.

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DIRECTORS’ COMPENSATION

The general policy of the Board is that compensation for independent directors should be a mix of cash and equity. IHC does not pay management directors for Board service in addition to their regular employee compensation. The Compensation Committee has the primary responsibility for reviewing and considering any revisions to director compensation.

During 2020, each non-employee (outside) director will be paid:

•	an annual retainer of $36,000;

•	$1,500 for each Board or committee meeting attended;

•	$9,000 for service as chairman of a Board committee; and

•	2,475 restricted share units of IHC common stock, vesting ratably over the three annual anniversaries of the award, and contingent upon continuing service as a director.

The following table summarizes compensation paid to IHC’s directors during 2019, except for Mr. Roy T.K. Thung, IHC’s Chief Executive Officer and Chairman of the Board, Mr. David T. Kettig, President, Chief Operating Officer and Acting General Counsel, Mr. Larry R. Graber, Chief Life and Annuity Actuary and Senior Vice President, and Teresa A. Herbert, Chief Financial Officer and Senior Vice President, for whom compensation is disclosed elsewhere herein.

Director Summary Compensation

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)	Total ($)
Mr. Allan C. Kirkman	61,500		99,025	160,525
Mr. John L. Lahey	57,500	(2)	99,025	156,525
Mr. Steven B. Lapin (1)	-		-	-
Mr. Ronald I. Simon	51,000		99,025	150,025
Mr. James G. Tatum	66,500	(2)	99,025	165,525

(1)	Mr. Lapin received no compensation in connection with his service as an IHC director during 2019.

(2)	Includes $5,000 of compensation paid in 2019 by IHC Domain Holdings, LLC., a wholly owned subsidiary of IHC, for services as its director.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

“Say-on- Pay” and “Say-on-Frequency”

The Compensation Committee considered the voting results of the advisory, non-binding “say-on-pay” vote at IHC’s 2017 Annual Meeting of Stockholders in connection with the discharge of its responsibilities. IHC’s stockholders expressed their support of the compensation for our CEO, CFO and the three other most-highly compensated officers in respect of 2016, with a substantial majority of the votes cast voting to approve the compensation of IHC’s named executive officers described in IHC’s 2017 proxy statement. Following the Compensation Committee’s review and consideration of this stockholder support, as well as the other factors discussed in more detail below, we determined to make no changes to our approach to executive compensation.

At IHC’s 2017 Annual Meeting of Stockholders, a majority of IHC’s stockholders voted for “say-on-pay” proposals to occur every three years. In light of this voting result on the frequency of “say-on-pay” proposals, the Board decided that IHC will present “say-on-pay” proposals every three years until the next required vote on the frequency of stockholder votes on named executive officer compensation. We held a say on frequency of “say-on-pay” vote at our 2017 Annual Meeting of Stockholders. We will again hold an advisory, non-binding “say-on-pay” vote at IHC’s 2020 Annual Meeting of Stockholders. See “Proposal Three — Advisory Vote on Executive Compensation.” Thereafter, the next advisory, non-binding “say-on-pay” vote will occur at IHC’s 2023 Annual Meeting of Stockholders

Moreover, we are required to hold a vote at least every six years regarding how often to hold a stockholder advisory vote on the compensation of our named executive officers. We held our most recent say-on-frequency vote at the 2017 annual meeting of stockholders, at which our stockholders indicated a preference for a triennial vote. The next stockholder vote on the frequency of stockholder votes on named executive officer compensation will occur at IHC’s 2023 annual meeting of stockholders.

Compensation Objectives

Compensation of each of IHC’s executive officers is intended to be based on performance of IHC and the executive. The Compensation Committee has responsibility for establishing and reviewing the compensation of IHC’s CEO and for reviewing the compensation for all of IHC’s executive officers.

In establishing executive officer compensation, the following are among the Compensation Committee’s objectives:

•	attract and retain individuals of superior ability and managerial talent;

•	ensure compensation is aligned with IHC’s corporate strategies, business objectives and the long-term interests of IHC’s stockholders; and

•	enhance incentives to increase IHC’s stock price and maximize stockholder value by providing a portion of total compensation in IHC equity and equity-related instruments.

IHC’s overall compensation program is structured to attract, motivate and retain highly qualified executive officers by paying them competitively, consistent with IHC’s success and their contributions to such success. To this end, base salary and bonus are designed to reward annual achievements and to be commensurate with an executive’s scope of responsibilities, demonstrated leadership abilities and management experience and effectiveness. Other elements of compensation focus on motivating and challenging IHC’s executive officers to achieve superior, long-term, sustained results.

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Implementation of Objectives

Salaries

The salary of an IHC executive officer is based on his or her level of responsibility, experience and qualifications and recent performance. Adjustments to salary are made in response to changes in any of the foregoing factors and changes in market conditions. Executive officer salaries are typically reviewed by the Compensation Committee every twelve months. The Compensation Committee has sole authority to determine the compensation for IHC’s Chief Executive Officer. Neither the Compensation Committee nor IHC has retained a compensation consultant or similar organization for assistance in reviewing or setting executive officer salaries or other compensation.

Cash Bonuses

Following the close of each fiscal year, IHC’s Chief Executive Officer makes determinations that are communicated to the Compensation Committee as to cash bonuses for IHC’s executive officers (excluding himself), based on an analysis of: (i)   any contractual commitments set forth in an employment agreement; (ii) IHC’s performance in the year ended versus IHC’s plan for such year; and (iii) a subjective evaluation of a variety of factors as to each executive officer’s individual contribution during the year. The Compensation Committee then convenes outside the presence of the Chief Executive Officer and, following appropriate deliberation, approves or ratifies bonuses for all IHC executive officers.

The salaries paid and annual bonuses awarded to IHC’s named executive officers in respect of 2019 are set forth in the Summary Compensation Table.

Equity Awards

The Board of Directors approved a 2016 Stock Incentive Plan (the “2016 Plan”) and submitted it for stockholder approval at the 2016 Annual Meeting of Stockholders. A majority of the shares present at that meeting in person or by proxy approved the 2016 Plan. The Board seeks approval of the amendments to the 2016 Plan, as further described in Proposal 4.

Compensation Committee Report

The Compensation Committee assists the Board in fulfilling its responsibilities with regard to compensation matters, and is responsible for establishing and ratifying, as the case may be, the compensation of IHC’s executive officers. The Compensation Committee has sole authority to determine the compensation for IHC’s Chief Executive Officer. The Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” section of the Form 10-K, as amended, for IHC’s fiscal year ended December 31, 2019 with management, including our Chief Executive Officer and our Chief Financial Officer.

Compensation Committee

Mr. Allan C. Kirkman (Chairman)
Mr. John L. Lahey
Mr. James G. Tatum

Compensation Risk Assessment

The Compensation Committee considered the Company's compensation policies and practices and concluded that they did not need to be modified.

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Summary Compensation Table

The following table lists the annual compensation for IHC’s CEO and the two other most highly compensated executive officers in 2019 for the years 2019 and 2018.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)		Non-Equity Incentive Plan Compensation ($)		Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)		All Other Compensation ($)		Total ($)
Mr. Roy T.K. Thung	2019	494,379	338,800	-	1,462,560	(1)	752,739	(2)	178,321	(3)	14,456	(4)	3,241,255
Chief Executive Officer and Chairman	2018	484,711	338,800	-	-		1,120,000	(2)	168,227		7,658		2,119,396

Mr. David T. Kettig	2019	395,504	330,000	-	438,768	(1)	-		-		30,046	(5)	1,194,318
President and Chief Operating Officer	2018	395,352	330,000	-	-		-		-		27,234		752,586

Ms. Teresa A. Herbert	2019	317,970	200,000	-	393,063	(1)	-		-		24,842	(6)	935,875
Senior Vice President and Chief Financial Officer	2018	310,970	200,000	-	-		-		-		25,144		536,114

(1)	Represents the grant date fair value of options granted during 2019.

(2)	Represents strategic and long-term incentive earnings as a result of Mr. Thung’s Employment Agreement with IHC for the year indicated. IHC is party to the Officer Employment Agreement by and between IHC and Mr. Roy T.K. Thung, IHC’s Chief Executive Officer and Chairman of the Board of Directors, dated as of May 11, 2011. Under the agreement, Mr. Thung is entitled to an incentive payment upon the disposition of a strategic asset of IHC equal to 3% of the amount above which the consideration received by IHC for such disposition exceeds the book value of such asset as of March 31, 2011. In addition, any termination of the agreement other than for “cause” triggers an incentive payment to Mr. Thung in respect of such appreciation in the overall book value of IHC. The initial term of Mr. Thung’s employment agreement was two years from the date it was entered into, but, by its terms, will be automatically extended for successive two-year periods unless one hundred twenty days’ prior notice of non-renewal is given by IHC. In 2019, Mr. Thung received a cash incentive payment of $29,739. Mr. Thung did not receive any cash incentive payments in 2018. Had the strategic and long-term incentive provisions of Mr. Thung’s agreement been triggered on December 31, 2019, Mr. Thung would have received $5,828,000.

(3)	Represents the increase (decrease) in the value of Mr. Thung’s Retirement Benefits Agreement with IHC for the year indicated. Refer to Potential Payments to Named Executive Officers for additional information regarding this agreement.

(4)	The amount shown for 2019 represents reimbursements related to employer-matching contributions to Mr. Thung’s 401(k) account and group life insurance premiums paid on Mr. Thung’s behalf.

(5)	The amount shown for 2019 represents reimbursements related to the use of an automobile, employer-matching contributions to Mr. Kettig’s 401(k) account, group life insurance premiums paid on Mr. Kettig’s behalf, and employer contributions to Mr. Kettig’s disability insurance.

(6)	The amount shown for 2019 represents reimbursements related to the use of an automobile, employer-matching contributions to Ms. Herbert’s 401(k) account, group life insurance premiums paid on Ms. Herbert’s behalf, and employer contributions to Ms. Herbert’s disability insurance.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth for each named executive officer certain information about unexercised stock options and unvested shares of restricted stock held as of December 31, 2019.

		Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Roy T.K. Thung	11,000	5,500	$27.65	November 16, 2022	(1)	-	-
	55,000	27,500	$27.65	November 16, 2022	(2)	-	-
	-	176,000	$37.38	July 4, 2022	(3)	-	-

David T. Kettig	15,000	-	$19.95	December 1, 2021	(4)	-	-
	7,334	3,666	$27.65	November 16, 2022	(1)	-	-
	18,333	9,167	$27.65	November 16, 2022	(2)	-	-
	-	52,800	$37.38	July 4, 2022	(3)	-	-

Teresa A. Herbert	12,000	-	$19.95	December 1, 2021	(4)	-	-
	7,334	3,666	$27.65	November 16, 2022	(1)	-	-
	18,333	9,167	$27.65	November 16, 2022	(2)	-	-
	-	47,300	$37.38	July 4, 2022	(3)	-	-

(1)	Stock appreciation rights granted on November 16, 2017 vest in three equal installments beginning on November 16, 2018.

(2)	Stock options granted on November 16, 2017 vest in three equal installments beginning on November 16, 2018

(3)	Stock options granted on January 4, 2019 vest in three equal installments beginning on January 4, 2020.

(4)	Stock options granted on December 1, 2016 vested in three equal installments beginning on December 1, 2017

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Potential Payments to Named Executive Officers Upon Termination or Change-in-Control.

With Mr. Thung

IHC is party to a Retirement Benefits Agreement with Mr. Roy T.K. Thung, dated as of September 30, 1991, and amended by amendments dated as of December 20, 2002, June 17, 2005 and December 31, 2008, respectively, pursuant to which Mr. Thung is entitled to a lump-sum cash payment upon a “separation from service” from IHC of $1,659,557, increasing on a cumulative, compounding basis of 6% per annum from December 31, 2008. “Separation from service” is as defined under U.S. Treasury Regulations 1.409A-1(h)(1), and would generally include Mr. Thung’s death, retirement or any other termination of employment, including permanent disability. For example, had this provision been triggered on December 31, 2019, Mr. Thung would have been entitled to receive a payment of $3,150,335.

IHC is party to the Officer Employment Agreement by and between IHC and Mr. Roy T.K. Thung, IHC’s Chief Executive Officer and Chairman of the Board of Directors, dated as of May 11, 2011. Under this employment agreement, if Mr. Thung’s employment by IHC or its affiliate were to cease under certain circumstances, Mr. Thung would be entitled to receive a lump-sum severance amount equal to the average annual aggregate total compensation received by Mr. Thung during the preceding five years, adjusted pro rata for the applicable severance period. The applicable severance period would be the longer of: (i) twelve months; and (ii) a number of months equal to the aggregate number of years of service of Mr. Thung to IHC and its affiliates. The circumstances under which such severance would be paid are: (i) Mr. Thung’s employment by IHC being involuntarily terminated under circumstances that would not constitute “cause” (examples of “cause” being Mr. Thung’s material failure to follow IHC’s lawful directions, material failure to follow IHC’s corporate policies, breach of the non-compete covenants in the employment agreement or his engaging in unlawful behavior that would damage IHC or its reputation); (ii) such employment being voluntarily terminated under circumstances that would constitute “good reason” (examples of “good reason” being in connection with IHC’s material breach of its obligations under the employment agreement, IHC’s non-renewal of the employment agreement or change in control of IHC or its ultimate parent); or; (iii) upon Mr. Thung’s death or permanent disability. In addition, under the agreement, Mr. Thung is also entitled to strategic and long-term incentive payments which are included in the Summary Compensation Table above. The initial term of Mr. Thung’s employment agreement is two years from the date it was entered into, but, by its terms, it will be automatically extended for successive two-year periods unless one hundred twenty days’ prior notice of non-renewal is given by IHC. For example, had the severance provisions of Mr. Thung’s agreement been triggered on December 31, 2019, Mr. Thung would have been entitled to receive approximately $69,132 per month for forty-two months ($2,903,544 in the aggregate).

With Ms. Herbert

IHC is party to the Officer Employment Agreement, by and between IHC and Ms. Teresa A. Herbert, IHC’s Chief Financial Officer and Senior Vice President, dated as of April 18, 2011. Under this employment agreement, if Ms. Herbert’s employment by IHC or its affiliate were to cease under certain circumstances, Ms. Herbert would be entitled to receive a severance amount equal to the average annual aggregate total compensation received by Ms. Herbert during the preceding five years, adjusted pro rata for the applicable severance period. The applicable severance period would be the longer of: (i) twelve months; and (ii) a number of months equal to the aggregate number of years of service of Ms. Herbert to IHC and its affiliates, not to exceed twenty-four months. The circumstances under which such severance would be paid are (i) Ms. Herbert’s employment by IHC being involuntarily terminated under circumstances that would not constitute “cause” (examples of “cause” being Ms. Herbert’s material failure to follow IHC’s lawful directions, material failure to follow IHC’s corporate policies, breach of the non-compete covenants in the employment agreement or her engaging in unlawful behavior that would damage IHC or its reputation), or (ii) such employment being voluntarily terminated under circumstances that would constitute “good reason” (examples of “good reason” being in connection with IHC’s (or its successor’s) material breach of its obligations under the employment agreement or upon IHC’s non-renewal of the employment agreement). The initial term of Ms. Herbert’s employment agreement is two years from the date it was entered into, but, by its terms, it will be automatically extended for successive two-year periods unless one hundred twenty days’ prior notice of non-renewal is given by IHC. For example, had the severance provision in Ms. Herbert’s agreement been triggered on December 31, 2019, Ms. Herbert would have been entitled to receive approximately $49,824 per month for twenty-four months ($1,195,776 in the aggregate).

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With Mr. Kettig

IHC is party to the Officer Employment Agreement, by and among IHC, Standard Security Life (which subsequently assigned the agreement to its affiliate AMIC Holdings, Inc.), and Mr. David T. Kettig, IHC’s President, Chief Operating Officer and Acting General Counsel, dated as of April 18, 2011 and amended on January 1, 2017. Under this employment agreement, if Mr. Kettig’s employment by AMIC Holdings, Inc. or its affiliate were to cease under certain circumstances, Mr. Kettig would be entitled to receive a severance amount equal to the average annual aggregate total compensation received by Mr. Kettig during the preceding five years, adjusted pro rata for the applicable severance period. The applicable severance period would be the longer of: (i) twelve months; or (ii) a number of months equal to the aggregate number of years of service of Mr. Kettig to IHC and its affiliates, not to exceed twenty-four months. The circumstances under which such severance would be paid are (i) Mr. Kettig’s employment by AMIC Holdings, Inc. being involuntarily terminated under circumstances that would not constitute “cause” (examples of “cause” being Mr. Kettig’s material failure to follow AMIC Holdings, Inc.’s or IHC’s lawful directions, material failure to follow AMIC Holdings, Inc.’s or IHC’s corporate policies, breach of the non-compete covenants in the employment agreement or his engaging in unlawful behavior that would damage AMIC Holdings, Inc., IHC or their respective reputations), or (ii) such employment being voluntarily terminated under circumstances that would constitute “good reason” (examples of “good reason” being in connection with AMIC Holdings, Inc.’s (or its successor’s) material breach of its obligations under the employment agreement or upon AMIC Holdings, Inc.’s non-renewal of the employment agreement). The initial term of Mr. Kettig’s employment agreement is two years from the date it was entered into, but, by its terms, it will be automatically extended for successive two-year periods unless one hundred twenty days’ prior notice of non-renewal is given by AMIC Holdings, Inc. For example, had the severance provision in Mr. Kettig’s agreement been triggered on December 31, 2019, Mr. Kettig would have been entitled to receive approximately $67,711 per month for twenty-four months ($1,625,064 in the aggregate).

Stock Incentive Plans

Under the terms of IHC’s stock incentive plans, the Compensation Committee may make appropriate provision for the holders of awards thereunder in the event of a change in control of IHC or similar event. The specifics of such an occurrence cannot be anticipated, and thus the prospective effect upon IHC cannot reliably be quantified.

Equity Compensation Plan Information

The following table sets forth certain information as of the end of the most recently completed fiscal year with respect to compensation plans under which shares of IHC common stock may be issued.

Equity Compensation Plan Information

Plan Category	Number of Shares to be Issued Upon Exercise of Outstanding Options	Weighted-Average Exercise Price of Outstanding Options	Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Shares Reflected in the First Column)
Equity compensation plans approved by stockholders	785,047	$31.54	391,120

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee assists the Board in oversight of the financial reporting process, including the effectiveness of internal accounting and financial controls and procedures, and controls over the accounting, auditing and quality of financial reporting practices of IHC. The Audit Committee operates under a written charter adopted by the Board.

Management of IHC has primary responsibility for the financial reporting process, the preparation of financial statements in conformity with U.S. generally accepted accounting principles, the system of internal controls and the establishment of procedures designed to insure compliance with accounting standards and applicable laws and regulations. RSM US LLP was responsible for auditing IHC’s financial statements for its fiscal year ended December 31, 2019. The Audit Committee’s responsibility is to monitor and review these processes and procedures. Audit Committee members are not professionally engaged in the practice of accounting or auditing. The Audit Committee relies on the information provided to it, including the representations of management that the financial statements have been prepared with integrity and objectivity, and the representations of management and the opinion of RSM that such financial statements are fairly presented, in all material respects, in conformity with U.S. generally accepted accounting principles.

The Audit Committee also reviewed the Report of Management on Internal Control over Financial Reporting contained in IHC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 prior to filing such report with the SEC, as well as RSM’s Reports of Independent Registered Public Accounting Firm (also included in IHC’s Annual Report on Form 10-K) and RSM’s reports related to the audit of IHC’s consolidated financial statements. The Audit Committee continues to oversee IHC’s efforts related to its internal control over financial reporting and management’s preparations for the evaluation in 2020.

The Audit Committee met with management periodically during the year to consider the adequacy of IHC’s internal controls and the objectivity of its financial reporting. The Audit Committee discussed these matters with appropriate IHC financial and internal audit personnel and with RSM. The Audit Committee also discussed with IHC’s senior management the process used for certifications by IHC’s chief executive officer and chief financial officer which are required for certain filings with the SEC.

The Audit Committee appointed RSM as IHC’s independent registered public accounting firm for the year ended 2020 after reviewing the firm’s performance and independence from management.

The Audit Committee reviewed with management and RSM, IHC’s audited financial statements and met separately with both management and RSM to discuss and review those financial statements and reports prior to issuance. Management has represented to the Audit Committee that the financial statements were prepared in conformity with U.S. generally accepted accounting principles. RSM’s report states the firm’s opinion that such financial statements present fairly, in all material respects, the financial position of the Company in conformity with accounting principles generally accepted in the United States of America.

The Audit Committee reviewed with RSM, which is responsible for auditing IHC’s financial statements and for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, its judgment as to the quality, not just the acceptability, of IHC’s accounting principles and such other matters as are required to be discussed with the Audit Committee under Public Company Accounting Oversight Board (PCAOB) Auditing Standard No. 16, Communications with Audit Committees. In addition, the Audit Committee has received from RSM written disclosures regarding the auditors’ independence required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, and has discussed with RSM its independence from the Company and its management. In concluding that RSM is independent, the Audit Committee considered whether the non- audit services provided by the independent auditors in 2019 were compatible with its independence.

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Based on these reviews and discussions, the Audit Committee recommended to the Board that IHC’s audited financial statements be included in IHC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

Audit Committee Members
Mr. James G. Tatum (Chairman) Mr. Allan C. Kirkman
Mr. John L. Lahey Mr. Ronald I. Simon

AUDIT AND NON-AUDIT FEES

The following table sets forth fees for services that RSM US LLP (“RSM”) provided to IHC during 2019 and 2018:

	2019	2018
Audit fees (1)	$1,281,000	$1,268,000
Audit-related fees	-	-
Tax fees	-	-
All other fees (2)	20,000	20,000
Total	$1,301,000	$1,288,000

(1)	Audit Fees. Represents fees for professional services provided for the audit of IHC’s annual financial statements, the review of IHC’s quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.

(2)	All other fees represent fees to RSM for the audit of the Company’s 401(k) plan.

The Audit Committee has determined that the provision of non-audit services by RSM is compatible with maintaining RSM’s independence. Any such engagement of RSM to provide non-audit services to IHC must be pre-approved by the Audit Committee.

Vote Required for the Election of Directors

The affirmative vote of a plurality of the votes cast at the meeting is required to elect the nine nominees as directors. This means that the nine nominees will be elected if they receive more affirmative votes than any other person.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NINE NOMINEES.

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PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF

THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Appointment of Independent Registered Public Accounting Firm

On October 3, 2016, the Audit Committee appointed RSM US LLP (“RSM”) to be IHC’s independent registered public accounting firm for the fiscal year ending December 31, 2016, which was ratified by stockholders at the 2016 Annual Meeting of Stockholders. On May 9, 2017, the Audit Committee appointed RSM to be IHC’s independent registered public accounting firm for the fiscal year ending December 31, 2017, which was ratified by stockholders at the 2017 Annual Meeting of Stockholders. On August 8, 2018, the Audit Committee appointed RSM to be IHC’s independent registered public accounting firm for the fiscal year ending December 31, 2019, which was ratified by stockholders at the 2019 Annual Meeting of Stockholders. On March 12, 2020, the Audit Committee appointed RSM to be IHC’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The stockholders are asked to ratify this appointment at the annual meeting. Representatives of RSM will be present at the meeting.

Vote Required For Ratification

The Audit Committee is responsible for selecting IHC’s independent registered public accounting firm. Accordingly, stockholder approval is not required to appoint RSM as IHC’s independent registered public accounting firm for 2020. The Board believes, however, that submitting the appointment of RSM to the stockholders for ratification is a matter of good corporate governance. If the stockholders do not ratify the appointment, the Audit Committee will review its future selection of the independent registered public accounting firm.

The ratification of the appointment of RSM as IHC’s independent registered public accounting firm requires the affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

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PROPOSAL 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, requires that IHC provide its stockholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of IHC’s named executives officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC.

As described in detail under the heading “Executive Compensation – Compensation Discussion and Analysis” (including, without limitation, the Summary Compensation Table and accompanying executive compensation tables, and the related narrative disclosure), IHC seeks to closely align the interests of its named executive officers with the interests of its stockholders. IHC’s compensation programs are designed to reward its named executive officers for the achievement of short-term and long-term strategic and operational goals and the achievement of increased total stockholder return, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking.

The Compensation Committee considered the voting results of the advisory, non-binding “say-on-pay” vote at IHC’s 2017 Annual Meeting of Stockholders in connection with the discharge of its responsibilities. IHC’s stockholders expressed their support of the compensation for our CEO, CFO and the three other most-highly compensated officers in respect of 2016 (“named executive officers”), with a majority of the votes cast voting to approve the compensation of IHC’s named executive officers described in IHC’s 2017 proxy statement. Following the Compensation Committee’s review and consideration of this stockholder support, as well as the other factors discussed in more detail in the Compensation Discussion and Analysis section hereof, we determined to make no changes to our approach to executive compensation. We will again hold an advisory, non-binding “say-on-pay” vote at IHC’s 2020 Annual Meeting of Stockholders.

The vote on this resolution is not intended to address any specific element of compensation. Rather, the vote relates to the compensation of IHC’s named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC. The vote is advisory, which means that the vote is not binding on IHC or the Board. The vote will not be construed to create or imply any change to the fiduciary duties of the Board, or to create or imply any additional fiduciary duties for the Board. However, the Board and the Compensation Committee will review and consider the voting results when evaluating future compensation decisions relating to our named executive officers.

Accordingly, IHC is asking its stockholders to vote on the following resolution at the 2020 Annual Meeting of Stockholders:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

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PROPOSAL 4

APPROVAL OF THE AMENDMENTS TO THE

INDEPENDENCE HOLDING COMPANY 2016 STOCK INCENTIVE PLAN

We are asking our stockholders to approve the amendments to the Independence Holding Company 2016 Stock Incentive Plan (the “2016 Plan”). Upon recommendation of the Compensation Committee, the Board has approved the amendments to the 2016 Plan, subject to receipt of stockholder approval, and has recommended that stockholders approve this Proposal 4 to approve the amendments to the 2016 Plan. The 2016 Plan, as amended, among other changes described below, increases the maximum number of shares that may be issued as awards under the 2016 Plan by 1,300,000 shares in order to provide sufficient available capacity to permit the Company to continue to grant equity awards to its employees, officers and directors.

The 2016 Plan and the equity compensation awards granted thereunder are structured to attract, motivate and retain highly qualified officers, directors and employees by paying them competitively, consistent with IHC’s success and their contributions to such success. To this end, equity compensation awards are designed to reward annual achievements and to be commensurate with the individual’s scope of responsibilities, demonstrated leadership abilities and experience and effectiveness. IHC focuses on motivating and challenging IHC’s officers, directors and employees to achieve superior, long-term, sustained results. In granting equity compensation awards, the following are among IHC’s objectives:

	attract and retain individuals of superior ability and talent;

	ensure compensation is aligned with IHC’s corporate strategies, business objectives and the long-term interests of IHC’s stockholders; and

	enhance incentives to increase IHC’s stock price and maximize stockholder value by providing a portion of total compensation in IHC equity and equity-related instruments.

We are asking our stockholders to approve the amendments to the 2016 Plan, which includes the following amendments (along with certain other clarifying changes) as compared to the version of the 2016 Plan previously approved by our stockholders at the 2016 Annual Meeting of Stockholders:

1.	Increases the number of shares authorized for use in making awards under the 2016 Plan by 1,300,000 shares which, when combined with the 402,822 shares remaining available for grant under the 2016 Plan as of September 11, 2020, will result in 1,702,822 shares being available for grant if the amendments to the 2016 Plan are approved; and

2.	Removes and deletes provisions related to the former performance-based compensation exception under Section 162(m) of the Internal Revenue Code that was eliminated as part of the Tax Cuts and Jobs Act of 2017.

Our named executive officers and directors have an interest in this proposal as they are eligible to receive incentive and nonqualified stock options, restricted stock awards, restricted stock units and stock appreciation rights (collectively referred to as an “Award” or “Awards”) under the 2016 Plan.

A copy of the 2016 Plan, as amended, is attached as Appendix A of this Proxy Statement. The description that follows is qualified in its entirety by reference to the full text of the 2016 Plan, as amended, as set forth in Appendix A. If IHC’s stockholders fail to approve the amendments to the 2016 Plan, the amendments will not be given effect and the 2016 Plan will continue as in effect prior to its amendment.

Increase in the Number of Shares Available for Awards under 2016 Plan

As of September 11, 2020, the Company had 402,822 shares available for grant under the 2016 Plan, a number that the Board believes to be insufficient to meet our anticipated future needs. The Board believes that it is desirable to increase the shares available for issuance under the 2016 Plan so that the Company can continue to fulfill the goals of attracting, retaining and motivating employees, officers and directors and linking their interests with those of IHC’s stockholders. If the amendments to the 2016 Plan are not approved by our stockholders, the 2016 Plan will remain in place. If the amendments to the 2016 Plan are approved by our stockholders, the Company will have an additional 1,300,000 shares available for grant after the Annual Meeting. IHC believes these 1,300,000 shares, when taken together with the 402,822 shares that are available for grant under the 2016 Plan as of September 11, 2020, represent the pool of shares necessary to attract, retain, and motivate employees, officers and directors of IHC.

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When considering the number of additional shares to add to the 2016 Plan, the Board and our Compensation Committee reviewed, among other things, the potential dilution to current stockholders. After consideration of the factors described above, the Board believes that adding an additional 1,300,000 shares for grant as Awards under the 2016 Plan represents reasonable potential equity dilution and allows for a sufficient number of shares available for grant as Awards under the 2016 Plan to provide meaningful incentives for officers, employees, and directors for the Company to increase the value of the Company for all stockholders.

In light of the factors described above, and the fact that the Company’s ability to continue to grant equity and equity-based compensation is vital to our ability to continue to attract and retain key personnel, the Board has determined that the size of the share reserve under the 2016 Plan, as amended, is reasonable and appropriate at this time.

Removal of Section 162(m) Performance-Based Compensation Provisions

Generally, Section 162(m) of the Internal Revenue Code (“Section 162(m)”) provides that compensation payable to a covered employee in excess of $1 million is not deductible by the Company. Prior to the Tax Cut and Jobs Act, Section 162(m) included a performance-based compensation exemption to the $1 million deductibility limit whereby compensation that was subject to the performance-based compensation exemption was deductible by the Company without regard to the $1 million deductibility limit. The Tax Cuts and Jobs Act amended Section 162(m) to remove the performance-based compensation exemption. Consequently, there is no longer an exemption to the $1 million deductibility limit for performance-based compensation. As a result, the Board has approved amendments to the 2016 Plan to remove or delete certain provisions that were intended to allow for awards to qualify for the performance-based compensation exemption to Section 162(m), and as reflected in further detail in the 2016 Plan, as amended, as set forth in Appendix A.

Summary of 2016 Stock Incentive Plan, as Amended

The following is a summary of the 2016 Plan, as amended. This summary is not intended to be complete and reference should be made to Appendix A for a complete statement of the terms and provisions of the 2016 Plan, as amended. Capitalized terms used in this summary and not otherwise defined in this Proxy Statement will have the meanings ascribed to such terms in the 2016 Plan, as amended.

Purpose. The purpose of the 2016 Plan is to attract, retain and motivate select employees, officers, directors, consultants, and advisors of the Company and its affiliates (referred to collectively as “Eligible Persons”) and to provide incentives and rewards to Eligible Persons for superior performance.

Eligibility. All employees, officers, directors, consultants and advisors of the Company and its affiliates are eligible to receive Awards pursuant to the 2016 Plan. As of September 11, 2020, the Company and its subsidiaries had approximately six hundred employees (including the named executive officers) and five non-employee directors eligible to receive Awards under the 2016 Plan. Not all of these persons have received or are expected to receive grants under the 2016 Plan, however. The Company and its subsidiaries also had numerous consultants or advisors who could be eligible to receive Awards under the 2016 Plan, but the Company never has issued, nor does it have a current expectation to issue, Awards to any such persons.

Shares Subject to the 2016 Plan. If the stockholders approve the amendments to the 2016 Plan, the originally authorized 1,300,000 shares of the Company’s common stock (the “Common Stock”) available for Awards under the 2016 Plan will be increased by an additional 1,300,000 shares for a total of 2,600,000 shares of Common Stock authorized for Awards under the 2016 Plan. Of the original 1,300,000 shares of Common Stock authorized as available for Awards under the 2016 Plan, 402,822 of those shares remain available for grant under the 2016 Plan as of September 11, 2020. If the amendments to the 2016 Plan are approved at the Annual Meeting, a total of 1,702,822 shares will being available for grant as Awards under the 2016 Plan in the future. These shares shall be authorized but unissued shares, or shares that the Company has reacquired or otherwise holds in treasury or in a trust. The number of shares available for Awards, as well as the terms of outstanding Awards, are subject to adjustment as provided in the 2016 Plan for stock splits, stock dividends, recapitalizations and other similar events. Shares of Common Stock that are subject to any Award that expires, or is forfeited, cancelled or becomes unexercisable, and any shares of Common Stock that are for any reason not paid or delivered under the 2016 Plan, will again be available for subsequent Awards, except as prohibited by applicable law.

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Administration. Either the Board or a committee appointed by the Board administers the 2016 Plan. The Board and any committee exercising discretion under the 2016 Plan are referred to as the “Committee.” The Board may, at any time, appoint additional members to the Committee, remove and replace members of the Committee, with or without cause, and fill vacancies on the Committee. To the extent permitted by law, the Committee may authorize one or more persons who are reporting persons for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, (or other officers) to make Awards to Eligible Persons who are not reporting persons for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (or other officers whom the Committee has specifically authorized to make Awards). The Committee may delegate administrative functions to individuals who are reporting persons for purposes of Rule 16b-3 of the Exchange Act, officers or employees of the Company or its affiliates.

Subject to the terms of the 2016 Plan, the Committee has express authority to determine the Eligible Persons who will receive Awards, the number of shares of Common Stock, units or dollars to be covered by each Award, and the terms and conditions of Awards. The Committee has broad discretion to prescribe, amend, and rescind rules relating to the 2016 Plan and its administration, to interpret and construe the 2016 Plan and the terms of all Award agreements, and to take all actions necessary or advisable to administer the 2016 Plan. Within the limits of the 2016 Plan, the Committee may accelerate the vesting of any Award, allow the exercise of unvested Awards, and may modify, replace, cancel or renew them.

The 2016 Plan provides that the Company and its affiliates will indemnify members of the Committee and their delegates against any claims, liabilities or costs arising from the good faith performance of their duties under the 2016 Plan. The 2016 Plan releases these individuals from liability for good faith actions associated with the 2016 Plan’s administration.

Limits on Awards. A non-employee director may not receive an Award under the 2016 Plan covering no more than 10,000 shares of Common Stock during any calendar year. Other than the limitation with respect to non-employee directors, there are no other limits on the number or value of shares of Common Stock that may be subject to Awards that are granted to any Eligible Persons under the Plan.

Options Grant Limitations. The Committee may grant options that are intended to qualify as incentive stock options (“ISOs”) only to employees, and may grant all other Awards to Eligible Persons. The 2016 Plan and the discussion below use the term “Participant” to refer to an Eligible Person who has received an Award.

Options. Options granted under the 2016 Plan provide Participants with the right to purchase shares of Common Stock at a predetermined exercise price. The Committee may grant options that are intended to qualify as ISOs or options that are not intended to so qualify (“Non-ISOs”). With respect to any options that first become exercisable in any calendar year, the 2016 Plan also provides that ISO treatment will only be available for those options to the extent that the value of the underlying shares that are the subject of those options does not exceed $100,000 (based upon the fair market value of the shares of Common Stock on the option grant date), and any excess above $100,000 will be treated as Non-ISOs.

Share Appreciation Rights (SARs). A share appreciation right generally permits a Participant who receives a SAR to receive, upon exercise, cash and/or shares of Common Stock equal in value to an amount determined by multiplying (a) the excess of the fair market value, on the date of exercise, of the shares of Common Stock with respect to which the SAR is being exercised, over the exercise price of the SAR for such shares by (b) the number of shares with respect to which the SARs are being exercised. The Committee may grant SARs in tandem with options or independently of them. SARs that are independent of options may limit the value payable on its exercise to a percentage, not exceeding 100%, of the excess value.

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Exercise Price for Options and SARs. The exercise price of ISOs, Non-ISOs, and SARs may not be less than 100% of the fair market value on the grant date of the shares of Common Stock subject to the Award (or 110% of fair market value for ISOs granted to employees who, at the time of grant, own more than 10% of the Company’s outstanding shares of Common Stock). As of the Record Date, the closing price of a share of Common Stock on the NYSE was $38.83 per share.

Exercise of Options and SARs. To the extent exercisable in accordance with the agreement granting them, an option or SAR may be exercised in whole or in part, and from time to time during its term; subject to earlier termination relating to a holder’s termination of employment or service. With respect to options, the Committee has the discretion to accept payment of the exercise price in any of the following forms (or combination of them): cash or check in U.S. dollars, shares of Common Stock that are owned by a Participant, cashless exercise under a program the Committee approves or a net settlement through a reduction in the number of shares of Common Stock otherwise deliverable to the Participant. The term over which Participants may exercise options and SARs may not exceed ten years from the date of grant (five years in the case of ISOs granted to employees who, at the time of grant, own more than 10% of the Company’s outstanding shares of Common Stock).

Restricted Shares, Restricted Share Units, Unrestricted Shares and Deferred Share Units. Under the 2016 Plan, the Committee may grant restricted shares that are forfeitable until certain vesting requirements are met, may grant restricted share units that represent the right to receive shares of Common Stock after certain vesting requirements are met, and may grant unrestricted shares as to which the Participant’s interest is immediately vested. For restricted Awards, the 2016 Plan provides the Committee with discretion to determine the terms and conditions under which a Participant’s interest in such Awards becomes vested. The 2016 Plan provides for deferred share units in order to permit certain directors, consultants, agents, or select members of management to defer their receipt of compensation payable in cash or shares of Common Stock (including shares that would otherwise be issued upon the vesting of restricted shares and restricted share units). Deferred share units represent a future right to receive shares of Common Stock.

Whenever shares of Common Stock are released pursuant to these Awards, the Participant will be entitled to receive additional shares of Common Stock equal to the sum of (i) any stock dividends that the Company’s stockholders received between the date of the Award and issuance or release of the shares of Common Stock and (ii) a number of additional shares of Common Stock equal to the shares of Common Stock that the Participant could have purchased at Fair Market Value on the payment date of any cash dividends for shares of Common Stock if the Participant had received such cash dividends between its grant date and its settlement date.

Performance Awards. The 2016 Plan authorizes the Committee to grant performance-based awards in the form of performance units. The performance units vest and become payable based upon the achievement, within the specified period of time, of performance objectives applicable to the individual, the Company, any affiliate, or a business unit. The Committee decides the length of performance periods, but the periods may not be less than one fiscal year of the Company. Unless an Award agreement provides otherwise, any performance units that become payable will be settled as soon as practicable following the Committee’s certification of the level of performance attained for the performance period and the amount of the Award to be paid to the Participant, and, in doing so, the Committee may exercise discretion to adjust the amount of the Award otherwise payable to the Participant based upon such performance.

Under the 2016 Plan, the possible performance measures for performance units include, but are not limited to, one or more of the following performance measures: gross or net premiums; profit margin; insured lives; basic, diluted, or adjusted earnings per share; sales or revenue; earnings before interest, taxes, and other adjustments (in total or on a per share basis); basic or adjusted net income; returns on equity, assets, capital, revenue or similar measure; economic value added; working capital; total stockholder return; and product development, product market share, research, licensing, litigation, human resources, information services, mergers, acquisitions, sales of assets of Affiliates or business units. Each measure will be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company (or such other standard applied by the Committee) and, if so determined by the Committee, adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance measures may vary from performance period to performance period, and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative.

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Income Tax Withholding. As a condition for the issuance of shares of Common Stock pursuant to Awards, the 2016 Plan requires satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the Award or the issuance of shares of Common Stock.

Transferability. Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of other than by will or the laws of descent and distribution, except to the extent the Committee permits lifetime transfers in the form of a Non-ISO, Share-settled SAR, Restricted Shares, or Performance Shares to charitable institutions, certain family members or related trusts, or as otherwise approved by the Committee.

Certain Corporate Transactions. The Committee shall equitably adjust the number of shares covered by each outstanding Award, and the number of shares that have been authorized for issuance under the 2016 Plan but as to which no Awards have yet been granted or that have been returned to the 2016 Plan upon cancellation, forfeiture or expiration of an Award, as well as the price per share covered by each such outstanding Award, to reflect any increase or decrease in the number of issued shares (i) resulting from a stock-split, reverse stock-split, stock or extraordinary cash dividend, combination, recapitalization or reclassification of the shares of Common Stock or (ii) by reason of any merger, consolidation, spinoff or other corporate reorganization in which the Company is the surviving corporation. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Awards under the 2016 Plan such alternative consideration (including securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Awards so replaced. In any case, such substitution of securities will not require the consent of any person who is granted Awards pursuant to the 2016 Plan.

In addition, in the event a Change in Control, the Committee may at any time in its sole and absolute discretion and authority, without obtaining the approval or consent of the Company’s stockholders or any Participant with respect to his or her outstanding Awards (except to the extent an Award provides otherwise), take one or more of the following actions: (a) arrange for or otherwise provide that each outstanding Award will be assumed or substituted with a substantially equivalent award by a successor corporation or a parent or subsidiary of such successor corporation; (b) accelerate the vesting of Awards for any period (and may provide for termination of unexercised Options and SARs at the end of that period) so that Awards shall vest (and, to the extent applicable, become exercisable) as to the shares of Common Stock that otherwise would have been unvested and provide that repurchase rights of the Company with respect to shares of Common Stock issued upon exercise of an Award shall lapse as to the shares of Common Stock subject to such repurchase right; (c) arrange or otherwise provide for payment of cash or other consideration to Participants in exchange for the satisfaction and cancellation of outstanding Awards; (d) terminate upon the consummation of the transaction, provided that the Committee may in its sole discretion provide for vesting of all or some outstanding Awards in full as of a date immediately prior to consummation of the Change of Control, and to the extent that an Award is not exercised prior to consummation of a transaction in which the Award is not being assumed or substituted, such Award shall terminate upon such consummation; (e) with respect to an option or SAR with an exercise price that equals or exceeds the price per share to be received by the other stockholders of the Company in the Change in Control, the Committee may in its discretion, cancel any such outstanding Option or SAR without payment of consideration therefor; or (f) make such other modifications, adjustments or amendments to outstanding Awards or the 2016 Plan as the Committee deems necessary or appropriate, subject to limitations set forth in the 2016 Plan.

Notwithstanding the above, in the event a Participant holding an Award assumed or substituted by the successor corporation in a Change in Control is Involuntarily Terminated (as defined in the 2016 Plan) by the successor corporation in connection with, or within 12 months (or other period either set forth in an Award Agreement, or as increased thereafter by the Committee to a period longer than 12 months) following consummation of, the Change in Control, then any assumed or substituted Award held by the terminated Participant at the time of termination shall accelerate and become fully vested (and exercisable in full in the case of options and SARs), and any repurchase right applicable to any shares of Common Stock subject to such assumed or substituted Award shall lapse in full. The acceleration of vesting and lapse of repurchase rights provided for in the previous sentence shall occur immediately prior to the effective date of the Participant’s termination, unless an Award agreement provides otherwise.

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In the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Committee may, in its discretion, equitably adjust the price per share covered by each outstanding Award to reflect the effect of such distribution.

Term of 2016 Plan, as Amended; Amendments and Termination. The term of the 2016 Plan, as amended, is still ten years from September 23, 2016, the date that the 2016 Plan was originally approved by the Board. The Board may from time to time, amend, alter, suspend, discontinue or terminate the 2016 Plan; provided that no amendment, suspension or termination of the 2016 Plan shall materially and adversely affect Awards already granted unless (1) it relates to an adjustment pursuant to certain transactions that change the Company’s capitalization or (2) it is otherwise mutually agreed between the Participant and the Committee. Furthermore, neither the Company nor the Committee shall, without stockholder approval, allow for a repricing within the meaning of the federal securities laws applicable to proxy statement disclosures. In addition, the Committee may not cancel an outstanding option whose exercise price is greater than Fair Market Value at the time of cancellation for the purpose of reissuing the option to the participant at a lower exercise price or granting a replacement award of a different type. Notwithstanding the foregoing, the Committee may amend the 2016 Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.

U.S. Federal Income Tax Consequences of the Plan

The following is a brief summary of certain tax consequences of certain transactions under the 2016 Plan. This summary is not intended to be complete and does not describe state or local tax consequences.

U.S. Federal Income Tax Consequences. Under the United States Internal Revenue Code (the “Code”), the Company will generally be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income that Participants recognize pursuant to Awards (subject to the Participant’s overall compensation being reasonable, and to the discussion below with respect to Code Section 162(m)). For Participants, the expected U.S. federal income tax consequences of Awards are as follows:

Non-ISOs. A Participant will not recognize income at the time a Non-ISO is granted. At the time a Non-ISO is exercised, the Participant will recognize ordinary income in an amount equal to the excess of (a) the fair market value of the shares of Common Stock issued to the Participant on the exercise date, over (b) the exercise price paid for the shares. At the time of sale of shares acquired pursuant to the exercise of a Non-ISO, the appreciation (or depreciation) in value of the shares after the date of exercise will be treated either as short-term or long-term capital gain (or loss) depending on how long the shares have been held.

ISOs. A Participant will not recognize income upon the grant of an ISO. There are generally no tax consequences to the Participant upon exercise of an ISO (except the amount by which the fair market value of the shares at the time of exercise exceeds the option exercise price is a tax preference item possibly giving rise to an alternative minimum tax). If the shares of Common Stock are not disposed of within two years from the date the ISO was granted or within one year after the ISO was exercised, any gain realized upon the subsequent disposition of the shares will be characterized as long-term capital gain and any loss will be characterized as long-term capital loss. If both of these holding period requirements are not met, then a “disqualifying disposition” occurs and (a) the Participant recognizes ordinary income in the amount by which the fair market value of the shares at the time of exercise exceeded the exercise price for the ISO and (b) any remaining amount realized on disposition (except for certain “wash” sales, gifts or sales to related persons) will be characterized as capital gain or loss.

Share Appreciation Rights. A Participant to whom a SAR is granted will not recognize income at the time of grant of the SAR. Upon exercise of a SAR, the Participant must recognize taxable compensation income in an amount equal to the value of any cash or shares of Common Stock that the Participant receives.

Restricted Shares, Restricted Share Units, Deferred Share Units, and Performance Awards. In general, a Participant will not recognize income at the time of grant of restricted shares, restricted share units, deferred share units or performance units, unless the Participant elects with respect to restricted shares to accelerate income taxation to the date of the Award in accordance with Code Section 83(b). In this event, a Participant would recognize ordinary income equal to the excess of the market value of the restricted shares over any amount the Participant pays for them (in which case subsequent gain or loss would be capital in nature). In the absence of an election to accelerate income taxation to the date of an Award, a Participant must recognize taxable compensation income equal to the value of the restricted shares at the time those shares vest. A Participant will generally recognize ordinary income when any shares or cash underlying a restricted share unit, deferred share unit or performance unit Award are delivered to the Participant.

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Unrestricted Shares. A Participant will recognize income at the time of grant of unrestricted shares, in an amount equal to the excess of the market value of the unrestricted shares over any amount the Participant pays for them (in which case subsequent gain or loss would be capital in nature).

Special Tax Provisions. Under certain circumstances, the accelerated vesting, cash-out or accelerated lapse of restrictions on Awards in connection with a change in control of the Company might be deemed an “excess parachute payment” for purposes of the golden parachute tax provisions of Code Section 280G, and the Participant may be subject to a 20% excise tax and the Company may be denied a tax deduction. Furthermore, pursuant to Code Section 162(m), the Company will not be able to deduct the aggregate compensation in excess of $1 million attributable to Awards with respect to its covered employees. Following the Tax Cuts and Jobs Act of 2017, the Company’s covered employees include its (i) principal executive officer and principal financial officer, (ii) up to the next three most highly compensated executive officers, and (iii) any individual who was a covered employee for any preceding taxable year beginning after December 31, 2016.

Income Taxes and Deferred Compensation. The 2016 Plan provides that participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards (including any taxes arising under Code Section 409A), and that the Company will not have any obligation to indemnify or otherwise hold any Participant harmless from any or all of such taxes. Nevertheless, the 2016 Plan authorizes the Committee to organize any deferral program, to require deferral election forms, and to grant or to unilaterally modify any Award in a manner that (i) conforms with the requirements of Section 409A of the Code, (ii) that voids any Participant election to the extent it would violate Section 409A of the Code, and (iii) for any distribution election that would violate Section 409A of the Code, to make distributions pursuant to the Award at the earliest to occur of a distribution event that is allowable under Section 409A of the Code or any distribution event that is both allowable under Section 409A of the Code and is elected by the Participant, with the Committee’s consent, in accordance with Section 409A.

General Tax Law Considerations. The preceding paragraphs are intended to be merely a summary of certain important tax law consequences concerning a grant of Awards under the 2016 Plan and the disposition of shares issued thereunder in existence as of the date of this Proxy Statement. Special rules may apply to the Company’s officers, directors or greater than ten percent stockholders. Participants in the 2016 Plan should review the current tax treatment with their individual tax advisors at the time of grant, exercise or any other transaction relating to an Award or the underlying shares.

New Plan Benefits

Awards under the 2016 Plan, as amended, are subject to the Committee’s discretion, and, therefore, it is not possible to determine how many discretionary grants of Awards, nor what types, will be made in the future to grantees. It is also not possible to determine how many discretionary grants of Awards will vest rather than be forfeited. Therefore, it is not possible to determine with certainty the dollar value or number of shares of Common Stock that will be distributed to grantees under Awards. The Committee has not, however, granted any Awards that are contingent upon the approval of the amendments to the 2016 Plan by the Company’s stockholders at the Annual Meeting.

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Vote Required For Approval of Amendments to the 2016 Plan

The approval of the amendments to 2016 Plan requires the affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote. Because broker non-votes are not entitled to vote on this Proposal 4 because it is considered non-routine, broker non-votes have no effect on the outcome of the proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE AMENDMENTS TO THE INDEPENDENCE HOLDING COMPANY 2016 STOCK INCENTIVE PLAN AS SET FORTH IN THIS PROPOSAL 4.

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OTHER MATTERS

IHC’s by-laws require stockholders to give advance notice of any proposal intended to be presented at the annual meeting. The deadline for this notice has passed and IHC has not received any such notice. If any other matter properly comes before the stockholders for a vote at the meeting, however, the proxy holders will vote your shares in accordance with their best judgment.

ADDITIONAL INFORMATION

Proxy Solicitation

IHC will bear all costs of this proxy solicitation. In addition to soliciting proxies by this mailing, IHC expects that its directors, officers and regularly engaged employees may solicit proxies personally or by mail, telephone, facsimile or other electronic means, for which solicitation they will not receive any additional compensation. IHC will reimburse brokerage firms, custodians, fiduciaries and other nominees for their out-of-pocket expenses in forwarding solicitation materials to beneficial owners upon our request.

Stockholder Proposals for 2021 Annual Meeting

Stockholder proposals intended to be presented at IHC’s 2021 annual meeting must (pursuant to Rule 14a-8 of the Exchange Act) be received by IHC no later than June 3, 2021 to be eligible for inclusion in IHC’s proxy statement and form of proxy for next year’s meeting. Proposals should be addressed to Independence Holding Company, Attention: Corporate Secretary, 485 Madison Avenue, 14th Floor, New York, New York 10022.

For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph), but is instead sought to be presented directly at the 2021 annual meeting, the federal securities laws require stockholders to give advance notice of such proposals. The required notice must (pursuant to Rule 14a-4 of the Exchange Act) be given no later than August 17, 2021. Any such notice must be provided to Independence Holding Company, Attention: Corporate Secretary, 485 Madison Avenue, 14th Floor, New York, New York 10022. If a stockholder fails to provide timely notice of a proposal to be presented at the 2021 Annual Meeting, the chairman of the meeting will declare it out of order and disregard any such matter.

By order of the Board of Directors,

Loan Nisser
Vice President – Legal and Secretary

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APPENDIX A

INDEPENDENCE HOLDING COMPANY

2016 STOCK INCENTIVE PLAN

(As Amended as of September 16, 2020)

________________

Plan Document

________________

1. Establishment, Purpose, and Types of Awards

Independence Holding Company (the “Company”) has established this equity-based incentive compensation plan known as the “Independence Holding Company 2016 Stock Incentive Plan (as amended as of September 16, 2020)” (hereinafter referred to as the “Plan”), in order to provide incentives and awards to select Employees, Directors, Consultants and advisors of the Company and its Affiliates. The Plan permits grants of the following types of awards (“Awards”), according to the Sections of the Plan listed here:

Section 6	Options
Section 7	Share Appreciation Rights (“SARs”)
Restricted Shares, Restricted Share
Section 8	Units, and Unrestricted Shares
Section 9	Deferred Share Units
Section 10	Performance Awards

The Plan is not intended to affect and shall not affect any stock options, equity-based compensation, or other benefits that the Company or its Affiliates may have provided, or may separately provide in the future pursuant to any agreement, plan, or program that is independent of this Plan.

2. Defined Terms

Terms in the Plan that begin with an initial capital letter have the defined meaning set forth in Exhibit A, unless defined elsewhere in this Plan or the context of their use clearly indicates a different meaning.

3. Shares Subject to the Plan

Subject to the provisions of Section 13(a) of the Plan, the maximum number of Shares that the Company may issue for all Awards is 2,600,000 Shares, and the maximum number of Shares that may be awarded as ISOs under the Plan is 2,600,000 Shares. For all Awards, the Shares issued pursuant to the Plan may be authorized but unissued Shares, Shares that the Company has reacquired or otherwise holds in treasury, or Shares held in a trust. The aggregate number of Shares issued under the Plan at any time shall equal only the number of Shares actually issued upon exercise or settlement of an Award.

Shares that are subject to an Award that for any reason expires, is forfeited, is cancelled, or becomes unexercisable, and Shares that are for any other reason not paid or delivered under the Plan shall again, except to the extent prohibited by Applicable Law, be available for subsequent Awards under the Plan.

4. Administration

(a) General. The Committee shall administer the Plan in accordance with its terms, provided that the Board may act in lieu of the Committee on any matter. The Committee shall hold meetings at such times and places as it may determine and shall make such rules and regulations for the conduct of its business as it deems advisable. In the absence of a duly appointed Committee or if the Board otherwise chooses to act in lieu of the Committee, the Board shall function as the Committee for all purposes of the Plan.

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(b) Committee Composition. The Board shall appoint the members of the Committee. If and to the extent permitted by Applicable Law, the Committee may authorize one or more officers or Directors to make Awards to Eligible Persons who are not Reporting Persons (or other officers whom the Committee has specifically authorized to make Awards). The Board may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without Cause, and fill vacancies on the Committee however caused.

(c) Powers of the Committee. Subject to the provisions of the Plan, the Committee shall have the authority, in its sole discretion:

(i) to determine Eligible Persons to whom Awards shall be granted from time to time and the number of Shares, units, or dollars to be covered by each Award and the applicable Grant Date for such Awards;

(ii) to determine, from time to time, the Fair Market Value of Shares;

(iii) to determine, and to set forth in Award Agreements, the terms and conditions of all Awards, including any applicable exercise or purchase price, the installments and conditions under which an Award shall become vested (which may be based on performance), terminated, expired, cancelled, or replaced, and the circumstances for vesting acceleration or waiver of forfeiture restrictions, and other restrictions and limitations;

(iv) to approve the forms of Award Agreements and all other documents, notices and certificates in connection therewith, which need not be identical either as to type of Award or among Participants;

(v) to construe and interpret the terms of the Plan and any Award Agreement, to determine the meaning of their terms and conditions, and to prescribe, amend, and rescind rules and procedures relating to the Plan and its administration;

(vi) in order to fulfill the purposes of the Plan and without amending the Plan, modify, cancel, or waive the Company’s rights with respect to any Awards, and to adjust or to modify Award Agreements for changes in Applicable Law and to recognize differences in foreign law, tax policies, or customs; and

(vii) to make all other interpretations and to take all other actions that the Committee may consider necessary or advisable to administer the Plan or to effectuate its purposes.

Subject to Applicable Law and the restrictions set forth in the Plan, the Committee may delegate administrative functions to individuals who are officers, Directors or Employees of the Company or its Affiliates.

(d) Deference to Committee Determinations. The Committee shall have the discretion to interpret or construe ambiguous, unclear, or implied (but omitted) terms of the Plan or any Award Agreement in any fashion it deems to be appropriate in its sole discretion, and to make any findings of fact needed in the administration of the Plan or Award Agreements. The Committee’s prior exercise of its discretionary authority shall not obligate it to exercise its authority in a like fashion thereafter. The Committee’s interpretation and construction of any provision of the Plan, or of any Award or Award Agreement, shall be final, binding, and conclusive. The validity of any such interpretation, construction, decision or finding of fact shall not be given de novo review if challenged in court, by arbitration, or in any other forum, and shall be upheld unless clearly made in bad faith or materially affected by fraud.

(e) No Liability; Indemnification. Neither the Board nor any Committee member, nor any Person acting pursuant to delegation from the Board or the Committee, shall be liable for any act, omission, interpretation, construction or determination made in good faith with respect to their authorized services on behalf of the Plan, any Award or any Award Agreement. The Company and its Affiliates shall pay or reimburse any member of the Committee, as well as any Director, Employee, or Consultant who takes action in connection with the Plan, for all expenses incurred with respect to their authorized services on behalf of the Plan, and to the full extent allowable under Applicable Law shall indemnify each and every one of them for any claims, liabilities, and costs (including reasonable attorney’s fees) arising out of their good faith performance of duties under the Plan. The Company and its Affiliates may, but shall not be required to, obtain liability insurance for this purpose.

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5. Eligibility

(a) General Rule. The Committee may grant ISOs only to Employees (including officers who are Employees) of the Company or any Affiliate that is a “parent corporation” or “subsidiary corporation” within the meaning of Section 424 of the Code, and may grant all other Awards to any Eligible Person. A Participant who has been granted an Award may be granted an additional Award or Awards if the Committee shall so determine, if such person is otherwise an Eligible Person and if otherwise in accordance with the terms of the Plan.

(b) Grant of Awards. Subject to the express provisions of the Plan, the Committee shall determine from the class of Eligible Persons those individuals to whom Awards under the Plan may be granted, the number of Shares subject to each Award, the price (if any) to be paid for the Shares or the Award and, in the case of Performance Awards, in addition to the matters addressed in Section 10 below, the specific objectives, goals and performance criteria that further define the Performance Award. Each Award shall be evidenced by an Award Agreement signed by the Company and, if required by the Committee, by the Participant. The Award Agreement shall set forth the material terms and conditions of the Award established by the Committee, and each Award shall be subject to the terms and conditions set forth in Sections 23, 24, and 25 unless otherwise specifically provided in an Award Agreement.

(c) Limits on Awards. There will be no limit on the number or value of Shares that may be subject to Awards that are granted to any Participant under the Plan, except that during each calendar year of the Plan, no non-employee Director of the Company may be granted Awards covering more than 10,000 Shares. The Committee may adjust this limitation pursuant to Section 13(a) below.

(d) Replacement Awards. Subject to Applicable Law (including any associated Stockholder approval requirements), the Committee may, in its sole discretion and upon such terms as it deems appropriate, require as a condition of the grant of an Award to a Participant that the Participant surrender for cancellation some or all of the Awards that have previously been granted to the Participant under this Plan or otherwise. An Award that is conditioned upon such surrender may or may not be the same type of Award, may cover the same (or a lesser or greater) number of Shares as such surrendered Award, may have other terms that are determined without regard to the terms or conditions of such surrendered Award, and may contain any other terms that the Committee deems appropriate. In the case of Options, these other terms may not involve an Exercise Price that is lower than the Exercise Price of the surrendered Option, unless the Company’s stockholders approve the grant itself or the program under which the grant is made pursuant to the Plan.

6. Option Awards

(a) Types; Documentation. Subject to Section 5(a), the Committee may in its discretion grant Options pursuant to Award Agreements that are delivered to Participants. Each Option shall be designated in the Award Agreement as an ISO or a Non-ISO, and the same Award Agreement may grant both types of Options. At the sole discretion of the Committee, any Option may be exercisable, in whole or in part, immediately upon the grant thereof, or only after the occurrence of a specified event, or only in installments, which installments may vary. Options granted under the Plan may contain such terms and provisions not inconsistent with the Plan that the Committee shall deem advisable in its sole and absolute discretion.

(b) ISO $100,000 Limitation. To the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as ISOs first become exercisable by a Participant in any calendar year (under this Plan and any other plan of the Company or any Affiliate) exceeds $100,000, such excess Options shall be treated as Non-ISOs. For purposes of determining whether the $100,000 limit is exceeded, the Fair Market Value of the Shares subject to an ISO shall be determined as of the Grant Date. In reducing the number of Options treated as ISOs to meet the $100,000 limit, the most recently granted Options shall be reduced first. In the event that Section 422 of the Code is amended to alter the limitation set forth therein, the limitation of this Section 6(b) shall be automatically adjusted accordingly.

(c) Term of Options. Each Award Agreement shall specify a term at the end of which the Option automatically expires, subject to earlier termination provisions contained in Section 6(h) hereof; provided, that, the term of any Option may not exceed ten years from the Grant Date. In the case of an ISO granted to an Employee who is a Ten Percent Holder on the Grant Date, the term of the ISO shall not exceed five years from the Grant Date.

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(d) Exercise Price. The exercise price of an Option shall be determined by the Committee in its sole discretion and shall be set forth in the Award Agreement, provided that:

(i) if an ISO is granted to an Employee who on the Grant Date is a Ten Percent Holder, the per Share exercise price shall not be less than 110% of the Fair Market Value per Share on the Grant Date, and

(ii) for all other Options, such per Share exercise price shall not be less than 100% of the Fair Market Value per Share on the Grant Date.

Except as otherwise provided in Section 13(a), without prior stockholder approval: (i) the exercise price of an Option may not be reduced, directly or indirectly, (ii) an Option may not be cancelled in exchange for cash, other Awards, or Options or SARs with an exercise price that is less than the exercise price of the original Option, or otherwise, and (iii) the Company may not repurchase an Option for value (in cash, substitutions, cash buyouts, or otherwise) from a Participant if the current Fair Market Value of the Shares underlying the Option is lower than the exercise price per share of the Option.

(e) Exercise of Option. The times, circumstances and conditions under which an Option shall be exercisable shall be determined by the Committee in its sole discretion and set forth in the Award Agreement. The Committee shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, vesting of Options shall be tolled during any such leave approved by the Company.

(f) Minimum Exercise Requirements. An Option may not be exercised for a fraction of a Share. The Committee may require in an Award Agreement that an Option be exercised as to a minimum number of Shares, provided that such requirement shall not prevent a Participant from purchasing the full number of Shares as to which the Option is then exercisable.

(g) Methods of Exercise. Prior to its expiration pursuant to the terms of the applicable Award Agreement, and subject to the times, circumstances and conditions for exercise contained in the applicable Award Agreement, each Option may be exercised, in whole or in part (provided that the Company shall not be required to issue fractional shares), by delivery of written notice of exercise to the secretary of the Company accompanied by the full exercise price of the Shares being purchased. In the case of an ISO, the Committee shall determine the acceptable methods of payment on the Grant Date and it shall be included in the applicable Award Agreement. The methods of payment that the Committee may, in its sole discretion, accept or commit to accept in an Award Agreement include:

(i) cash or check payable to the Company (in U.S. dollars);

(ii) other Shares that (A) are owned by the Participant who is purchasing Shares pursuant to an Option, (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is being exercised, (C) were not acquired by such Participant pursuant to the exercise of an Option, unless such Shares have been owned by such Participant for at least six months or such other period as the Committee may determine, (D) are all, at the time of such surrender, free and clear of any and all claims, pledges, liens and encumbrances, or any restrictions which would in any manner restrict the transfer of such shares to or by the Company (other than such restrictions as may have existed prior to an issuance of such Shares by the Company to such Participant), and (E) are duly endorsed for transfer to the Company;

(iii) a broker assisted cashless exercise program that the Committee may approve, from time to time in its discretion, pursuant to which a Participant may concurrently provide irrevocable instructions (A) to such Participant’s broker or dealer to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price of the Option plus all applicable taxes required to be withheld by the Company by reason of such exercise, and (B) to the Company to deliver the certificates for the purchased Shares directly to such broker or dealer in order to complete the sale;

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(iv) a reduction in the number of Shares otherwise deliverable to a Participant upon exercise of an Option having a Fair Market Value as of the exercise date sufficient to cover the full exercise price of the Shares being purchased pursuant to such Option plus all applicable taxes required to be withheld by the Company by reason of such exercise; or

(v) any combination of the foregoing methods of payment.

The Company shall not be required to deliver Shares pursuant to the exercise of an Option until payment of the full exercise price therefore is received by the Company.

(h) Termination of Continuous Service. The Committee may establish and set forth in the applicable Award Agreement the terms and conditions on which an Option shall remain exercisable, if at all, following termination of a Participant’s Continuous Service. The Committee may waive or modify these provisions at any time. To the extent that a Participant is not entitled to exercise an Option at the date of his or her termination of Continuous Service, or if the Participant (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified in the Award Agreement or below (as applicable), the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan and become available for future Awards. In no event may any Option be exercised after the expiration of the Option term as set forth in the Award Agreement.

The following provisions shall apply to the extent an Award Agreement does not specify the terms and conditions upon which an Option shall terminate when there is a termination of a Participant’s Continuous Service:

(i) Termination other than Upon Disability or Death or for Cause. In the event of termination of a Participant’s Continuous Service (other than as a result of Participant’s death, Disability, Retirement or termination for Cause), the Participant shall have the right to exercise an Option at any time within 90 days following such termination date to the extent the Participant was entitled to exercise such Option at the date of such termination.

(ii) Disability. In the event of termination of a Participant’s Continuous Service as a result of his or her being Disabled, the Participant shall have the right to exercise an Option at any time within one year following such termination date to the extent the Participant was entitled to exercise such Option at the date of such termination.

(iii) Retirement. In the event of termination of a Participant’s Continuous Service as a result of Participant’s Retirement, the Participant shall have the right to exercise the Option at any time within six months following such termination date to the extent the Participant was entitled to exercise such Option at the date of such termination.

(iv) Death. In the event of the death of a Participant during the period of Continuous Service since the Grant Date of an Option, or within thirty days following termination of the Participant’s Continuous Service, the Option may be exercised, at any time within one year following the date of the Participant’s death, by the Participant’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the right to exercise the Option had vested at the date of death or, if earlier, the date the Participant’s Continuous Service terminated.

(v) Cause. If the Committee determines that a Participant’s Continuous Service terminated due to Cause, the Participant shall immediately forfeit the right to exercise any Option, and it shall be considered immediately null and void.

(i) Reverse Vesting. The Committee, in its sole discretion, may allow a Participant to exercise unvested Non-ISOs, in which case the Shares then issued shall be Restricted Shares having analogous vesting restrictions to the unvested Non-ISOs.

7. Share Appreciation Rights (SARs)

(a) Grants. The Committee may in its discretion grant SARs to any Eligible Person pursuant to Award Agreements, in any of the following forms:

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(i) SARs related to Options. The Committee may grant SARs either concurrently with the grant of an Option or with respect to an outstanding Option, in which case the SAR shall extend to all or a portion of the Shares covered by the related Option. An SAR shall entitle the Participant who holds the related Option, upon exercise of the SAR and surrender of the related Option, or portion thereof, to the extent the SAR and related Option each were previously unexercised, to receive payment of an amount determined pursuant to Section 7(e) below. Any SAR granted in connection with an ISO will contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder.

(ii) SARs Independent of Options. The Committee may grant SARs that are independent of any Option subject to such conditions as the Committee may in its discretion determine, which conditions will be set forth in the applicable Award Agreement.

(iii) Limited SARs. The Committee may grant SARs exercisable only upon or in respect of a Change in Control or any other specified event, and such limited SARs may relate to or operate in tandem or combination with or substitution for Options or other SARs, or on a stand-alone basis, and may be payable in cash or Shares based on the spread between the exercise price of the SAR and the Fair Market Value of the Shares underlying the SAR on the date of exercise.

(b) Exercise Price. The per Share exercise price of an SAR shall be determined in the sole discretion of the Committee, shall be set forth in the applicable Award Agreement, and shall be no less than 100% of the Fair Market Value of one Share on the Grant Date. The exercise price of an SAR related to an Option shall be the same as the exercise price of the related Option. Except as otherwise provided in Section 13(a), without prior stockholder approval: (i) the exercise price of a SAR may not be reduced, directly or indirectly, (ii) a SAR may not be cancelled in exchange for cash, other Awards, or Options or SARs with an exercise price that is less than the exercise price of the original SAR, and (iii) the Company may not repurchase a SAR for value (in cash, substitutions, cash buyouts, or otherwise) from a Participant if the current Fair Market Value of the Shares underlying the SAR is lower than the exercise price per share of the SAR.

(c) Exercise of SARs. Unless the Award Agreement otherwise provides, an SAR related to an Option will be exercisable at such time or times, and to the extent, that the related Option will be exercisable; provided that the Award Agreement shall not, without the approval of the stockholders of the Company, provide for a vesting period for the exercise of the SAR that is more favorable to the Participant than the exercise period for the related Option. An SAR may not have a term exceeding ten years from its Grant Date. An SAR granted independently of any other Award will be exercisable pursuant to the terms of the Award Agreement. Whether an SAR is related to an Option or is granted independently, the SAR may only be exercised when the Fair Market Value of the Shares underlying the SAR exceeds the exercise price of the SAR.

(d) Effect on Available Shares. All SARs that may be settled in Shares shall be counted in full against the number of Shares available for Awards under the Plan, regardless of the number of Shares actually issued upon settlement of the SARs.

(e) Payment. Upon exercise of an SAR related to an Option and the attendant surrender of an exercisable portion of any related Award, the Participant will be entitled to receive payment of an amount determined by multiplying:

(i) the excess of the Fair Market Value of a Share on the date of exercise of the SAR over the exercise price per Share of the SAR, by

(ii) the number of Shares with respect to which the SAR has been exercised.

Notwithstanding the foregoing, an SAR granted independently of an Option (i) may limit the amount payable to the Participant to a percentage, specified in the Award Agreement but not exceeding one-hundred percent (100%), of the amount determined pursuant to the preceding sentence, and (ii) shall be subject to any payment or other restrictions that the Committee may at any time impose in its discretion, including restrictions intended to conform the SARs with Section 409A of the Code.

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(f) Form and Terms of Payment. Subject to Applicable Law, the Committee may, in its sole discretion, settle the amount determined under Section 7(e) above solely in cash, solely in Shares (valued at their Fair Market Value on the date of exercise of the SAR), or partly in cash and partly in Shares, with cash paid in lieu of fractional shares. Unless otherwise provided in an Award Agreement, all SARs shall be settled in Shares as soon as practicable after exercise.

(g) Termination of Employment or Consulting Relationship. The Committee shall establish and set forth in the applicable Award Agreement the terms and conditions on which an SAR shall remain exercisable, if at all, following termination of a Participant’s Continuous Service. The provisions of Section 6(h) above shall apply to the extent an Award Agreement does not specify the terms and conditions upon which an SAR shall terminate when there is a termination of a Participant’s Continuous Service.

8. Restricted Shares, Restricted Share Units, and Unrestricted Shares

(a) Grants. The Committee may in its sole discretion grant restricted Shares (“Restricted Shares”) to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant and that sets forth the number of Restricted Shares, the purchase price for such Restricted Shares (if any), and the terms upon which the Restricted Shares may become vested. In addition, the Company may in its discretion grant to any Eligible Person the contractual right to receive Shares after certain vesting requirements are met (“Restricted Share Units”), and shall evidence such grant in an Award Agreement that is delivered to the Participant and that sets forth the number of Shares (or formula, that may be based on future performance or conditions, for determining the number of Shares) that the Participant shall be entitled to receive upon vesting and the terms upon which the Shares subject to a Restricted Share Unit may become vested. The Committee may condition any Award of Restricted Shares or Restricted Share Units to a Participant on receiving from the Participant such further assurances and documents as the Committee may require to enforce the restrictions. In addition, the Committee may grant Awards hereunder in the form of unrestricted shares (“Unrestricted Shares”), which shall vest in full upon the date of grant or such other date as the Committee may determine or which the Committee may issue pursuant to any program under which one or more Eligible Persons (selected by the Committee in its sole discretion) elect to pay for such Shares or to receive Unrestricted Shares in lieu of cash bonuses that would otherwise be paid.

(b) Vesting and Forfeiture. The Committee shall set forth in an Award Agreement granting Restricted Shares or Restricted Share Units, the terms and conditions under which the Participant’s interest in the Restricted Shares or the Shares subject to Restricted Share Units will become vested and non-forfeitable. Except as set forth in the applicable Award Agreement or the Committee otherwise determines, upon termination of a Participant’s Continuous Service for any other reason, the Participant shall forfeit his or her Restricted Shares and Restricted Share Units.

(c) Issuance of Restricted Shares Prior to Vesting. The Company shall issue stock certificates or shares in book entry format that evidence Restricted Shares pending the lapse of applicable restrictions, and that bear a legend making appropriate reference to such restrictions. Except as set forth in the applicable Award Agreement or the Committee otherwise determines, the Company or a third party that the Company designates shall hold such Restricted Shares and any dividends that accrue with respect to Restricted Shares pursuant to Section 8(e) below.

(d) Issuance of Shares upon Vesting. As soon as practicable after vesting of a Participant’s Restricted Shares (or right to receive Shares underlying Restricted Share Units) and the Participant’s satisfaction of applicable tax withholding requirements, the Company shall release to the Participant, free from the vesting restrictions, one Share for each vested Restricted Share (or issue one Share free of the vesting restriction for each vested Restricted Share Unit), unless an Award Agreement provides otherwise. No fractional shares shall be distributed, and cash shall be paid in lieu thereof.

(e) Dividends Payable on Vesting. Unless otherwise provided in an Award Agreement, whenever unrestricted Shares are issued to a Participant pursuant to Section 8(d) above, the Participant shall also receive, with respect to each Share issued, (i) a number of Shares equal to the stock dividends which were declared and paid to the holders of Shares between the Grant Date and the date such Share is issued, and (ii) a number of Shares having a Fair Market Value (on the date of each cash dividend payment date) equal to any cash dividends that were paid to the holders of Shares based on a record date between the Grant Date and the date such Share is issued. No fractional shares shall be distributed, and cash shall be paid in lieu thereof.

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(f) Section 83(b) Elections. A Participant may make an election under Section 83(b) of the Code (the “Section 83(b) Election”) with respect to Restricted Shares.

(g) Deferral Elections. To the extent permitted by the Committee, an Eligible Person who is a Director, Consultant, or member of a select group of management or highly compensated employees may elect to defer, in the manner described in Section 9(a), all or a percentage of the Shares (and any related dividends) that would otherwise be transferred to the Eligible Person on settlement of an Award of Restricted Shares or Restricted Share Units. If the Participant makes this election, the Shares subject to the election, and any associated dividends and interest, shall be credited to an account established pursuant to Section 9(a) hereof on the date such Shares would otherwise have been released or issued to the Participant pursuant to Section 8(d) above.

9. Deferred Share Units

(a) Elections to Defer. The Committee may permit any Eligible Person who is a Director, Consultant or member of a select group of management or highly compensated employees to irrevocably elect, on a form provided by and acceptable to the Committee (the “Election Form”), to forego the receipt of cash or other compensation (including Shares) to be paid to the Participant in settlement of an Award (other than an Award for Options, SARs, Deferred Share Units, or Restricted Shares for which a Section 83(b) Election has been made), and in lieu thereof to have the Company credit to an internal Plan account (the “Account”) a number of deferred share units (“Deferred Share Units”) having a Fair Market Value equal to the Shares and other compensation deferred. These credits will be made at the end of each calendar month during which compensation is deferred. The Committee may allow an Eligible Person to make a deferral election with respect to eligible Awards made for the following calendar year during an election period established by the Committee and ending no later than December 31 of the calendar year immediately preceding the calendar year during which an Award is made. Notwithstanding the foregoing, in the case of the first year in which an Eligible Person becomes eligible to participate in the Plan (taking into account any plan required to be aggregated with the Plan under Treasury Regulation Section 1.409A-1(c)), the Committee may allow the Eligible Person to make a deferral election during an election period established by the Committee and ending no later than 30 days after the Eligible Person first becomes eligible to participate in the Plan with respect to eligible Awards made after the deferral election. The Committee may unilaterally make Awards in the form of Deferred Share Units (other than with respect to an Award for Options, SARs, or Restricted Shares for which a Section 83(b) Election has been made), regardless of whether or not the Participant foregoes other compensation.

(b) Vesting. Unless an Award Agreement expressly provides otherwise, each Participant shall be 100% vested at all times in any Shares subject to Deferred Share Units.

(c) Issuances of Shares. The Company shall provide a Participant with one Share for each Deferred Share Unit in five substantially equal annual installments that are issued before the last day of each of the five calendar years that end after the date on which the Participant’s Continuous Service terminates, unless:

(i) the Participant has properly elected a different form of distribution, on a form approved by the Committee, that permits the Participant to select any combination of a lump sum and annual installments that are completed within ten years following termination of the Participant’s Continuous Service, and

(ii) the Company received the Participant’s distribution election form at the time the Participant elects to defer the receipt of cash or other compensation pursuant to Section 9(a),

Notwithstanding the foregoing, a Participant will be permitted to make a subsequent election to delay the time of payment or to change the form of payment to a lump sum or substantially equal annual installments not exceeding ten years, provided that any subsequent election (i) will not take effect until one year after the date the subsequent election is made, (ii) is delivered to the Company at least one year before the date on which distributions are otherwise scheduled to commence pursuant to the Participant’s initial election, and (iii) defers the commencement of distributions by at least five years from the originally scheduled commencement date.

Fractional shares shall not be issued, and instead shall be paid out in cash.

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(d) Crediting of Dividends. Unless otherwise provided in an Award Agreement, whenever Shares are issued to a Participant pursuant to Section 9(c) above, the Participant shall also receive, with respect to each Share issued, (i) a number of Shares equal to any stock dividends which were declared and paid to the holders of Shares between the date the Shares were credited to the Participant’s Account under Section 9(a) and the date such Shares are issued to the Participant, and (ii) a number of Shares having a Fair Market Value (on the date of each cash dividend payment date) equal to any cash dividends that were paid to the holders of Shares based on a record date between the date the Shares were credited to the Participant’s Account under Section 9(a) and the date such Shares are issued.

(e) Emergency Withdrawals. In the event a Participant suffers an unforeseeable emergency within the contemplation of this Section and Section 409A of the Code, the Participant may apply to the Company for an immediate distribution of all or a portion of the Participant’s Deferred Share Units. The unforeseeable emergency must result from a sudden and unexpected illness or accident of the Participant, the Participant’s spouse, or a dependent (within the meaning of Section 152(a) of the Code) of the Participant, casualty loss of the Participant’s property, or other similar extraordinary and unforeseeable conditions beyond the control of the Participant. Examples of purposes which are not considered unforeseeable emergencies include post-secondary school expenses or the desire to purchase a residence. In no event will a distribution be made to the extent the unforeseeable emergency could be relieved through reimbursement or compensation by insurance or otherwise, or by liquidation of the Participant’s nonessential assets to the extent such liquidation would not itself cause a severe financial hardship. The amount of any distribution hereunder shall be limited to the amount necessary to relieve the Participant’s unforeseeable emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution. The Committee shall determine whether a Participant has a qualifying unforeseeable emergency and the amount which qualifies for distribution, if any. The Committee may require evidence of the purpose and amount of the need, and may establish such application or other procedures as it deems appropriate.

(f) Unsecured Rights to Deferred Compensation. A Participant’s right to Deferred Share Units shall at all times constitute an unsecured promise of the Company to pay benefits as they come due. The right of the Participant or the Participant’s duly-authorized transferee to receive benefits hereunder shall be solely an unsecured claim against the general assets of the Company. Neither the Participant nor the Participant’s duly-authorized transferee shall have any claim against or rights in any specific assets, shares, or other funds of the Company.

10. Performance Awards

(a) Performance Units. The Committee may in its discretion grant Performance Units to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant, which sets forth the terms and conditions of the Award. Performance Units may become vested, in whole or in part, upon the achievement of one or more Performance Measures for a Performance Period as established by the Committee.

(b) Payment. A Participant shall be eligible to receive payment in respect of any Performance Units only to the extent that the Performance Measure(s) for such Award is achieved and the Performance Formula(e) as applied against such Performance Measure(s) determines that all or some portion of such Participant’s Award has been earned for the Performance Period. As soon as practicable after the close of each Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Measure(s) for the Performance Period have been achieved and, if so, determine and certify in writing the amount to be paid to the Participant and, in so doing, may exercise discretion to adjust the amount of the Award otherwise payable to the Participant based upon such performance. Unless an Award Agreement provides otherwise or as elected by a Participant pursuant to Section 10(d), any Performance Units that become payable will be settled as soon as practicable following the Committee’s certification of the level of performance attained for the Performance Period.

(c)	Definitions.

(i) “Performance Formula” means, for a Performance Period, one or more objective formulas or standards established by the Committee for purposes of determining whether or the extent to which any Performance Units have been earned based on the level of performance attained or to be attained with respect to one or more Performance Measure(s). Performance Formulae may vary from Performance Period to Performance Period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.

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(ii) “Performance Measure” means one or more performance measures selected by the Committee to measure Company, Affiliate, business unit or individual performance for a Performance Period, whether in absolute or relative terms (including, without limitation, terms relative to a peer group or index), including but not limited to one or more of the following performance measures: gross or net premiums; profit margin; insured lives; basic, diluted, or adjusted earnings per share; sales or revenue; earnings before interest, taxes, and other adjustments (in total or on a per share basis); basic or adjusted net income; returns on equity, assets, capital, revenue or similar measure; economic value added; working capital; total stockholder return; and product development, product market share, research, licensing, litigation, human resources, information services, mergers, acquisitions, sales of assets of Affiliates or business units. Each such measure shall be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company (or such other standard applied by the Committee) and, if so determined by the Committee, adjusted to omit the effects of gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions, and cumulative effects of changes in accounting principles. Performance Measures may vary from Performance Period to Performance Period and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative.

(iii) “Performance Period” means one or more periods of time (of not less than one fiscal year of the Company), as the Committee may designate, over which the attainment of one or more Performance Measure(s) will be measured for the purpose of determining a Participant’s rights in respect of an Award.

(d) Deferral Elections. At any time prior to the date that is at least six months before the close of a Performance Period (or longer period that the Committee selects) with respect to an Award of Performance Units, the Committee may permit a Participant who is a member of a select group of management or highly compensated employees to irrevocably elect, on a form provided by and acceptable to the Committee, to defer the receipt of all or a percentage of the cash or Shares that would otherwise be transferred to the Participant upon the vesting of such Award, provided that (i) the Participant performs services for the Company from the later of the beginning of the Performance Period or the date the performance criteria is established through the date the deferral election is made, (ii) the compensation has not become “readily ascertainable” (within the meaning of Treasury Regulation Section 1.409A-2(a)(8)), and (iii) the deferral election otherwise complies with Section 409A of the Code. If the Participant makes this deferral election, the cash or Shares subject to the election, and any associated interest and dividends, shall be credited to an account established pursuant to Section 9 hereof on the date such cash or Shares would otherwise have been released or issued to the Participant pursuant to Section 10(b) above.

11. Taxes

(a) General. As a condition to the issuance or distribution of Shares pursuant to the Plan, the Participant (or in the case of the Participant’s death, the person who succeeds to the Participant’s rights) shall make such arrangements as the Company may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the Award and the issuance of Shares. The Company shall not be required to issue any Shares until such obligations are satisfied. If the Committee allows the withholding or surrender of Shares to satisfy a Participant’s tax withholding obligations, the Committee shall not allow Shares to be withheld to the extent such withholding would either (i) exceed the maximum individual statutory tax rates in the jurisdictions applicable to the Participant, or (ii) exceed the minimum amount of tax required to be withheld with the result that equity classification for accounting purposes is lost.

(b) [Reserved].

(c) Special Rules. In the case of a Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under Applicable Law, the Participant shall be deemed to have elected to have the Company withhold from the Shares or cash to be issued pursuant to an Award that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) or cash equal to the amount required to be withheld. For purposes of this Section 11, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Law (the “Tax Date”).

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(d) Surrender of Shares. If permitted by the Committee, in its discretion, a Participant may satisfy applicable tax withholding and employment tax obligations associated with an Award by surrendering Shares to the Company (including Shares that would otherwise be issued pursuant to the Award) that have a Fair Market Value determined as of the applicable Tax Date equal to an amount up to the maximum statutory tax rate in the applicable jurisdictions or, if less, the maximum amount of tax permitted to be withheld without equity classification for accounting purposes being lost . In the case of Shares previously acquired from the Company that are surrendered under this Section 11, such Shares must have been owned by the Participant for more than six months on the date of surrender (or such longer period of time the Company may in its discretion require).

(e) Income Taxes and Deferred Compensation. Participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards (including any taxes arising under Section 409A of the Code), and the Company shall not have any obligation to indemnify or otherwise hold any Participant harmless from any or all of such taxes. The Committee shall have the discretion to organize any deferral program, to require deferral election forms, and to grant or to unilaterally modify any Award in a manner that (i) conforms with the requirements of Section 409A of the Code with respect to compensation that is deferred and that vests after December 31, 2004, (ii) that voids any Participant election to the extent it would violate Section 409A of the Code, and (iii) for any distribution election that would violate Section 409A of the Code, to make distributions pursuant to the Award at the earliest to occur of a distribution event that is allowable under Section 409A of the Code or any distribution event that is both allowable under Section 409A of the Code and is elected by the Participant, subject to any valid second election to defer, provided that the Committee permits second elections to defer in accordance with Section 409A(a)(4)(C). The Committee shall have the sole discretion to interpret the requirements of the Code, including Section 409A, for purposes of the Plan and all Awards.

12. Non-Transferability of Awards

(a) General. Except as set forth in this Section 12, or as otherwise approved by the Committee, Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution, or in the case of a Non-ISO, pursuant to a domestic relations order as defined under Rule 16a-12 under the Exchange Act. The designation of a beneficiary by a Participant will not constitute a transfer. An Award may be exercised, during the lifetime of the holder of an Award, only by such holder, the duly-authorized legal representative of a Participant who is Disabled, a transferee permitted by this Section 12, or except as would cause an ISO to lose such status, by a bankruptcy trustee.

(b) Limited Transferability Rights. Notwithstanding anything else in this Section 12, the Committee may in its discretion provide in an Award Agreement that an Award relating to Non-ISOs, SARs settled only in Shares, Restricted Shares, or Performance Shares may be transferred, on such terms and conditions as the Committee deems appropriate, either (i) by instrument to the Participant’s “Immediate Family” (as defined below), (ii) by instrument to an inter vivos or testamentary trust (or other entity) in which the Award is to be passed to the Participant’s designated beneficiaries, or (iii) by gift to charitable institutions. Each Restricted Share shall be non-transferable until such share becomes non-forfeitable. Any transferee of the Participant’s rights shall succeed and be subject to all of the terms of the applicable Award Agreement and the Plan. “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

13. Adjustments Upon Changes in Capitalization, Merger or Certain Other Transactions

(a) Changes in Capitalization. The Committee shall equitably adjust (including in any case by rounding up to the nearest whole share) the number of Shares covered by each outstanding Award, the number of Shares that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation, forfeiture, or expiration of an Award, the limit on Awards set forth in Section 5(c) or the price per Share covered by each such outstanding Award, to reflect: (i) a stock-split, reverse stock-split, stock or extraordinary cash dividend, combination, recapitalization, or exchange or reclassification of the Shares or (ii) by reason of any merger, consolidation, spinoff or other corporate reorganization in which the Company is the surviving corporation. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Awards under the Plan such alternative consideration (including securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Awards so replaced. In any case, such substitution of securities shall not require the consent of any person who is granted Awards pursuant to the Plan. Any adjustment made by the Committee pursuant to this Section 13(a) shall be binding and final. Except as expressly provided herein, or in an Award Agreement, if the Company issues for consideration shares of stock of any class or securities convertible into shares of stock of any class, the issuance shall not affect, and no adjustment by reason thereof shall be required to be made with respect to the number or price of Shares subject to any Award.

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(b) [Reserved].

(c) Change in Control. In the event of a Change in Control, the Committee may in its sole and absolute discretion and authority, without obtaining the approval or consent of the Company’s stockholders or any Participant with respect to his or her outstanding Awards, take one or more of the following actions:

(i) arrange for or otherwise provide that each outstanding Award shall be assumed or a substantially similar award shall be substituted by a successor corporation or a parent or subsidiary of such successor corporation (the “Successor Corporation”);

(ii) accelerate the vesting of Awards so that Awards shall vest (and, to the extent applicable, become exercisable) as to the Shares that otherwise would have been unvested and provide that repurchase rights of the Company with respect to Shares issued upon exercise of an Award shall lapse as to the Shares subject to such repurchase right;

(iii) arrange or otherwise provide for the payment of cash or other consideration to Participants in exchange for the satisfaction and cancellation of outstanding Awards;

(iv) terminate upon the consummation of the transaction, provided that the Committee may in its sole discretion provide for vesting of all or some outstanding Awards in full as of a date immediately prior to consummation of the Change in Control. To the extent that an Award is not exercised prior to consummation of a transaction in which the Award is not being assumed or substituted, such Award shall terminate upon such consummation;

(v) with respect to an Option or SAR with an exercise price that equals or exceeds the price per Share to be received by the other stockholders of the Company in the Change in Control, the Committee may in its discretion, cancel any such outstanding Option or SAR without payment of consideration therefor; or

(vi) make such other modifications, adjustments or amendments to outstanding Awards or this Plan as the Committee deems necessary or appropriate, subject however to the terms of Section 15(a) below.

Notwithstanding the above, in the event a Participant holding an Award assumed or substituted by the Successor Corporation in a Change in Control is Involuntarily Terminated by the Successor Corporation in connection with, or within 12 months (or longer periods that the Committee approves) following consummation of, the Change in Control, then any assumed or substituted Award held by the terminated Participant at the time of termination shall accelerate and become fully vested (and exercisable in full in the case of Options and SARs), and any repurchase right applicable to any Shares shall lapse in full, unless an Award Agreement provides for a more restrictive acceleration or vesting schedule or more restrictive limitations on the lapse of repurchase rights or otherwise places additional restrictions, limitations and conditions on an Award. The acceleration of vesting and lapse of repurchase rights provided for in the previous sentence shall occur immediately prior to the effective date of the Participant’s termination, unless an Award Agreement provides otherwise.

(d) Certain Distributions. Subject to Code Section 409A, in the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Committee may, in its discretion, appropriately adjust the price per Share covered by each outstanding Award to reflect the effect of such distribution.

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14. Time of Granting Awards.

The date of grant (“Grant Date”) of an Award shall be the date on which the Committee makes the determination granting such Award or such other date as is determined by the Committee and set forth in the Award Agreement, provided that in the case of an ISO, the Grant Date shall be the later of the date on which the Committee makes the determination granting such ISO or the date of commencement of the Participant’s employment relationship with the Company.

15. Modification of Awards and Substitution of Options.

(a) Modification, Extension, and Renewal of Awards. Subject to Code Section 409A and within the limitations of the Plan, the Committee may modify an Award to accelerate the rate at which an Option or SAR may be exercised (including without limitation permitting an Option or SAR to be exercised in full without regard to the installment or vesting provisions of the applicable Award Agreement or whether the Option or SAR is at the time exercisable, to the extent it has not previously been exercised), to accelerate the vesting of any Award, to extend or renew outstanding Awards or to accept the cancellation of outstanding Awards to the extent not previously exercised. Notwithstanding the foregoing provision, no modification of an outstanding Award shall materially and adversely affect such Participant’s rights thereunder, unless either the Participant provides written consent, there is an express Plan provision permitting the Committee to act unilaterally to make the modification, or the Committee reasonably concludes that the modification is not materially adverse to the Participant.

(b) Substitution of Options. Notwithstanding any inconsistent provisions or limits under the Plan, in the event the Company or an Affiliate acquires (whether by purchase, merger or otherwise) all or substantially all of outstanding capital stock or assets of another corporation or in the event of any reorganization or other transaction, the Committee may substitute Options and SARs for options and stock appreciation rights under the plan of the acquired company in the manner described in Treasury Regulation Section 1.409A-1 and, with respect to ISOs, Treasury Regulation Section 1.424-1.

16. Term of Plan.

The Plan shall continue in effect for a term of ten (10) years from the Original Effective Date, unless the Plan is sooner terminated under Section 17 below.

17. Amendment and Termination of the Plan.

(a) Authority to Amend or Terminate. Subject to Applicable Law, the Board may from time to time amend, alter, suspend, discontinue, or terminate the Plan.

(b) Effect of Amendment or Termination. No amendment, suspension, or termination of the Plan shall materially and adversely affect Awards already granted unless either it relates to an adjustment or modification pursuant to Section 13 or 15(a) above, or it is otherwise mutually agreed between the Participant and the Committee, which agreement must be in writing and signed by the Participant and the Company. Notwithstanding the foregoing, the Committee may amend the Plan to eliminate provisions, which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.

18. Conditions upon Issuance of Shares.

Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with Applicable Law, with such compliance determined by the Company in consultation with its legal counsel.

19. Reservation of Shares.

The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

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20. Effective Date.

(a) The Plan initially became effective on the date of its approval by the Board on September 23, 2016 (the “Original Effective Date”) and was initially approved by the stockholders of the Company at the Company’s annual meeting of stockholders held on November 11, 2016.

(b) The Plan (as amended) was adopted by the Board on September 16, 2020, with the amendments to be effective upon the approval of the amendments to the Plan by the stockholders of the Company in accordance with Applicable Law (as determined by the Committee in its sole discretion) at the Company’s annual meeting of stockholders to be held on November 10, 2020, and any adjournment or postponement thereof (the “2020 Annual Meeting”). In the event the Plan (as amended) is not approved by stockholders at the 2020 Annual Meeting, the amendments will not be given effect and the Plan will continue as in effect prior to its amendment.

21. Controlling Law.

All disputes relating to or arising from the Plan shall be governed by the internal substantive laws (and not the laws of conflicts of laws) of the State of Delaware, to the extent not preempted by United States federal law. If any provision of this Plan is held by a court of competent jurisdiction to be invalid, illegal or unenforceable, the remaining provisions shall continue to be fully effective.

22. Laws and Regulations.

(a) U.S. Securities Laws. This Plan, the grant of Awards, and the exercise of Options and SARs under this Plan, and the obligation of the Company to sell or deliver any of its securities (including, without limitation, Options, Restricted Shares, Restricted Share Units, Unrestricted Shares, Deferred Share Units, and Shares) under this Plan shall be subject to all Applicable Law. In the event that the Shares are not registered under the Securities Act of 1933, as amended (the “Act”), or any applicable state securities laws prior to the delivery of such Shares, the Company may require, as a condition to the issuance thereof, that the persons to whom Shares are to be issued represent and warrant in writing to the Company that such Shares are being acquired by him or her for investment for his or her own account and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in, any distribution of such Shares within the meaning of the Act, and a legend to that effect may be placed on the certificates representing the Shares. The Company shall be under no obligation to effect the registration pursuant to the Act of any Shares to be issued hereunder or to effect similar compliance under any state law.

(b) Other Jurisdictions. To facilitate the making of any grant of an Award under this Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals or who are employed by the Company or any Affiliate outside of the United States of America as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. The Company may adopt rules and procedures relating to the operation and administration of this Plan to accommodate the specific requirements of local laws and procedures of particular countries. Without limiting the foregoing, the Company is specifically authorized to adopt rules and procedures regarding the conversion of local currency, taxes, withholding procedures and handling of stock certificates which vary with the customs and requirements of particular countries. The Company may adopt sub-plans and establish escrow accounts and trusts as may be appropriate or applicable to particular locations and countries.

23. No Stockholder Rights.

Neither a Participant nor any transferee of a Participant shall have any rights as a stockholder of the Company with respect to any Shares underlying any Award until the date of issuance of a share certificate to a Participant or a transferee of a Participant for such Shares in accordance with the Company’s governing instruments and Applicable Law. Except as otherwise provided for in this Plan, prior to the issuance of Shares pursuant to an Award, a Participant shall not have the right to vote or to receive dividends or any other rights as a stockholder with respect to the Shares underlying the Award, notwithstanding its exercise in the case of Options and SARs. No adjustment will be made for a dividend or other right that is determined based on a record date prior to the date the stock certificate is issued, except as otherwise specifically provided for in this Plan.

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24. No Employment Rights.

The Plan shall not confer upon any Participant any right to continue an employment, service or consulting relationship with the Company, nor shall it affect in any way a Participant’s right or the Company’s right to terminate the Participant’s employment, service, or consulting relationship at any time, with or without Cause.

25. Termination, Rescission and Recapture of Awards.

Notwithstanding any other provision of the Plan, but subject to any contrary terms set forth in any Award Agreement, this Section shall only apply to a Participant who is, on the Award Date, an Employee of the Company or its Affiliates, and shall automatically cease to apply to any Participant from and after his or her termination of Continuous Service after a Change in Control.

(a) Each Award under the Plan is intended to align the Participant’s long-term interest with those of the Company. If the Participant engages in certain activities discussed below, either during employment or after employment with the Company terminates for any reason, the Participant is acting contrary to the long-term interests of the Company. Accordingly, except as otherwise expressly provided in the Award Agreement, the Company may terminate any outstanding, unexercised, unexpired, unpaid, or deferred Awards (“Termination”), rescind any exercise, payment or delivery pursuant to the Award (“Rescission”), or recapture any Common Stock (whether restricted or unrestricted) or proceeds from the Participant’s sale of Shares issued pursuant to the Award (“Recapture”), if the Participant does not comply with the conditions of subsections (b) and (c) hereof (collectively, the “Conditions”).

(b) A Participant shall not, without the Company’s prior written authorization, disclose to anyone outside the Company, or use in other than the Company’s business, any proprietary or confidential information or material, as those or other similar terms are used in any applicable patent, confidentiality, inventions, secrecy, or other agreement between the Participant and the Company with regard to any such proprietary or confidential information or material.

(c) Pursuant to any agreement between the Participant and the Company with regard to intellectual property (including but not limited to patents, trademarks, copyrights, trade secrets, inventions, developments, improvements, proprietary information, confidential business and personnel information), a Participant shall promptly disclose and assign to the Company or its designee all right, title, and interest in such intellectual property, and shall take all reasonable steps necessary to enable the Company to secure all right, title and interest in such intellectual property in the United States and in any foreign country.

(d) Upon exercise, payment, or delivery of cash or Common Stock pursuant to an Award, the Participant shall certify on a form acceptable to the Company that he or she is in compliance with the terms and conditions of the Plan and, if a severance of Continuous Service has occurred for any reason, shall state the name and address of the Participant’s then-current employer or any entity for which the Participant performs business services and the Participant’s title, and shall identify any organization or business in which the Participant owns a greater-than-five-percent equity interest.

(e) If the Company determines, in its sole and absolute discretion, that (i) a Participant has violated any of the Conditions or (ii) during his or her Continuous Service, or within 1 year or such longer period as set forth in any written employment agreement between the Company and the Participant after his or her termination for any reason, a Participant (a) has rendered services to, or otherwise directly or indirectly engaged in or assisted, any organization or business that, in the judgment of the Company in its sole and absolute discretion, violates any restrictions set forth in (1) any written employment agreement to which the Participant is a party or (2) any of the Company’s policies or procedures; (b) has solicited any non-administrative employee of the Company to terminate employment with the Company; or (c) has engaged in activities which are materially prejudicial to or in conflict with the interests of the Company, including any breaches of fiduciary duty or the duty of loyalty, then the Company may, in its sole and absolute discretion, impose a Termination, Rescission, and/or Recapture with respect to any or all of the Participant’s relevant Awards, Shares, and the proceeds thereof.

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(f) Within ten days after receiving notice from the Company of any such activity, the Participant shall deliver to the Company the Shares acquired pursuant to the Award, or, if Participant has sold the Shares, the gain realized, or payment received as a result of the rescinded exercise, payment, or delivery; provided, that if the Participant returns Shares that the Participant purchased pursuant to the exercise of an Option (or the gains realized from the sale of such Common Stock), the Company shall promptly refund the exercise price, without earnings, that the Participant paid for the Shares. Any payment by the Participant to the Company pursuant to this Section 25 shall be made either in cash or by returning to the Company the number of Shares that the Participant received in connection with the rescinded exercise, payment, or delivery. It shall not be a basis for Termination, Rescission or Recapture if after termination of a Participant’s Continuous Service, the Participant purchases, as an investment or otherwise, stock or other securities of such an organization or business, so long as (i) such stock or other securities are listed upon a recognized securities exchange or traded over-the-counter, and (ii) such investment does not represent more than a five percent (5%) equity interest in the organization or business.

(g) Notwithstanding the foregoing provisions of this Section, the Company has sole and absolute discretion not to require Termination, Rescission and/or Recapture, and its determination not to require Termination, Rescission and/or Recapture with respect to any particular act by a particular Participant or Award shall not in any way reduce or eliminate the Company’s authority to require Termination, Rescission and/or Recapture with respect to any other act or Participant or Award. Nothing in this Section shall be construed to impose obligations on the Participant to refrain from engaging in lawful competition with the Company after the termination of employment that does not violate subsections (b) or (c) of this Section, other than any obligations that are part of any separate agreement between the Company and the Participant or that arise under applicable law.

(h) All administrative and discretionary authority given to the Company under this Section shall be exercised by the most senior human resources executive of the Company or such other person or committee (including without limitation the Committee) as the Committee may designate from time to time.

(i) Notwithstanding any provision of this Section, if any provision of this Section is determined to be unenforceable or invalid under any applicable law, such provision will be applied to the maximum extent permitted by applicable law, and shall automatically be deemed amended in a manner consistent with its objectives to the extent necessary to conform to any limitations required under applicable law. Furthermore, if any provision of this Section is illegal under any applicable law, such provision shall be null and void to the extent necessary to comply with applicable law.

26. Expenses and Receipts.

The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Award will be used for general corporate purposes.

27. Clawback.

Any Award that is subject to recovery under any Applicable Law, government regulation or rule or listing standard of any stock exchange, will be subject to such deductions and clawback as may be required to be made pursuant to such Applicable Law, government regulation or rule or listing standard of any stock exchange (or any policy adopted by the Company pursuant to any such Applicable Law, government regulation or rule or listing standard of any stock exchange).

28. Code Section 409A Compliance.

All Awards granted under this Plan are intended to comply with or to be exempt from Code Section 409A and will be construed accordingly. However, the Company will not be liable to any Participant or beneficiary with respect to any adverse tax consequences arising under Code Section 409A or other provision of the Code. All terms of this Plan that are undefined or ambiguous must be interpreted in a manner that is consistent with Code Section 409A if necessary to comply with Code Section 409A. A Participant’s right to receive any installment payments under this Plan or an Award Agreement will be treated as a right to receive a series of separate payments for purposes of Code Section 409A. To the extent that (i) a Participant is determined to be a “specified employee” within the meaning of Code Section 409A, (b) any amounts payable under this Plan or an Award Agreement represent amounts that are subject to Code Section 409A, and (c) such amounts are payable solely on the Participant’s “separation from service” within the meaning of Code Section 409A, then such amounts will not be payable to the Participant before the date that is six months after the Participant’s separation from service (or, if earlier, the date of the Participant’s death), to the extent necessary to avoid the imposition of tax penalties on the Participant under Code Section 409A. Payments subject to the preceding sentence to which the Participant would otherwise be entitled during the first six months following the Participant’s separation date will be accumulated and paid on the first business day that is six months after the separation date.

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________________

Exhibit A: Definitions

________________

As used in the Plan, the following definitions shall apply:

“Affiliate” means, with respect to any Person (as defined below), any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, “control,” when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person or the power to elect directors, whether through the ownership of voting securities, by contract or otherwise; and the terms “affiliated,” “controlling” and “controlled” have meanings correlative to the foregoing.

“Applicable Law” means the legal requirements relating to the administration of options and share-based plans under applicable U.S. federal and state laws, the Code, any applicable stock exchange or automated quotation system rules or regulations (to the extent the Committee determines that compliance therewith is desirable or appropriate), and the applicable laws of any other country or jurisdiction where Awards are granted, as such laws, rules, regulations and requirements shall be in place from time to time.

“Award” means any award made pursuant to the Plan, including awards made in the form of an Option, an SAR, a Restricted Share, a Restricted Share Unit, an Unrestricted Share, a Deferred Share Unit, and a Performance Award, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

“Award Agreement” means any written document setting forth the terms of an Award that has been authorized by the Committee, which may, in the discretion of the Committee, be transmitted electronically to the Participant. The Committee shall determine the form or forms of documents to be used, and may change them from time to time for any reason.

“Board” means the Board of Directors of the Company.

“Cause” has the meaning set forth in any employment, severance or other agreement governing the relationship between the relevant Participant and the Company in effect as of the date the event giving rise to Cause occurred. In the absence of such a provision, “Cause” means: (i) any material violation by the Participant of the terms of any agreement between the Participant and the Company, including without limitation, any employment or non-competition agreement; (ii) the Participant’s conviction of, or plea of guilty or no contest to, any crime (whether or not involving the Company) constituting a felony in the jurisdiction involved; (iii) conduct of the Participant related to the Participant’s employment with the Company for which either criminal or civil penalties against the Participant or the Company may be sought; (iv) material violation of the Company’s policies, including, without limitation, those relating to sexual harassment, the disclosure or misuse of confidential information, or those set forth in Company manuals or statements of policy; (v) serious neglect or misconduct in the performance of the Participant’s duties for the Company or willful or repeated failure or refusal to perform such duties; or (vi) material violation of state or federal securities laws.

Any rights the Company may have hereunder in respect of the events giving rise to Cause shall be in addition to the rights the Company may have under any other agreement with a Participant or at law or in equity. Any determination of whether a Participant’s employment is (or is deemed to have been) terminated for Cause shall be made by the Committee in its sole discretion, which determination shall be final and binding on all parties. If, subsequent to a Participant’s termination of employment (whether voluntary or involuntary) without Cause, it is discovered that the Participant’s employment could have been terminated for Cause, such Participant’s employment shall be deemed to have been terminated for Cause. A Participant’s termination of employment for Cause shall be effective as of the date of the occurrence of the event giving rising to Cause, regardless of when the determination is made.

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“Change in Control” means the occurrence of any one or more of the events set forth in the following paragraphs:

(i) any “Person” or related “Group” of Persons (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act), other than (A) Geneve Holdings, Inc. and/or any of its Affiliates or (B) any employee benefit plan sponsored by the Company, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 50% of the total combined voting power of all classes of capital stock of the Company normally entitled to vote for the election of directors of the Company;

(ii) the consummation of a merger, consolidation of the Company with any other corporation, other than a merger or consolidation that would result in the voting stock of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the total voting power represented by the voting stock or the other voting securities of such surviving entity outstanding immediately after such merger or consolidation;

(iii) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company;

(iv) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets, in one transaction or a series of related transactions; or

(v) a majority of the members of the Board are replaced during any twelve-month period by directors whose appointment or election was not endorsed by a majority of the members of the Board as of immediately prior to the date of such appointment or election.

However, in no event shall a Change in Control be deemed to have occurred, with respect to a Participant, if the Participant is part of a purchasing group which consummates the Change in Control transaction. The Participant shall be deemed ‘part of a purchasing group’ for purposes of the preceding sentence if the Participant is an equity participant or has agreed to become an equity participant in the purchasing company or group (except for (a) passive ownership of less than 5% of the stock of the purchasing company or (b) ownership of equity participation in the purchasing company or group which is otherwise not deemed to be significant, as determined prior to the Change in Control by a majority of the non-employee Directors of the Company). The Board has final authority to determine the exact date on which a Change in Control has been deemed to have occurred under subparagraphs (i), (ii), (iii), (iv) and (v) above. In addition, notwithstanding anything in the Plan to the contrary, to the extent an amount forming all or a portion of an Award represents deferred compensation under Section 409A of the Code that becomes payable upon the occurrence of a Change in Control (including a termination of the Plan or an Award Agreement upon a Change in Control), a “Change in Control” will not be considered to have occurred unless the event constitutes a change in control event under Section 409A of the Code.

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Committee” means one or more committees or subcommittees of the Board appointed by the Board to administer the Plan in accordance with Section 4 above. With respect to any decision involving an Award relating to a Reporting Person, the Committee shall consist of two or more Directors who are “non-employee directors” within the meaning of Rule 16b-3.

“Company” means Independence Holding Company, a Delaware corporation; provided, however, that in the event the Company reincorporates to another jurisdiction, all references to the term “Company” shall refer to the Company in such new jurisdiction.

“Consultant” means any Person, including an advisor, who is engaged by the Company or any Affiliate to render services and is compensated for such services.

“Continuous Service” means the absence of any interruption or termination of service as an Employee, Director, Consultant, or agent. Continuous Service shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; (iv) changes in status from Director to advisory director or emeritus status; or (iv) in the case of transfers between locations of the Company or between the Company, its Affiliates or their respective successors. Changes in status between service as an Employee, Director, Consultant, and an agent will not constitute an interruption of Continuous Service. Notwithstanding the foregoing, if an amount forming all or a portion of an Award represents deferred compensation under Section 409A of the Code that is payable upon a termination of a Participant’s Continuous Service, then “Continuous Service” will be interpreted to mean a “Separation from Service” (within the meaning of Section 409A of the Code).

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“Deferred Share Units” mean Awards pursuant to Section 9 of the Plan.

“Director” means a member of the Board, or a member of the board of directors of an Affiliate.

“Disabled” means a condition under which a Participant:

(a) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment, which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or

(b) by reason of any medically determinable physical or mental impairment, which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, received income replacement benefits for a period of not less than 3 months under an accident or health plan covering employees of the Company.

The determination of whether a Participant is Disabled shall be determined under procedures established by the Committee. The Committee may rely on any determination that a Participant is Disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

“Eligible Person” means any Consultant, Director, Employee, or agent and includes non-Employees to whom an offer of employment has been or is being extended.

“Employee” means any person whom the Company or any Affiliate classifies as an employee (including an officer) for employment tax purposes, whether or not that classification is correct. The payment by the Company of a director’s fee to a Director shall not be sufficient to constitute “employment” of such Director by the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date (the “Determination Date”): (i) the closing price of a Share on the New York Stock Exchange (the “Exchange”) on the Determination Date, or, if Shares were not traded on the Determination Date, then on the nearest preceding trading day during which a sale occurred in each case as reported in The Wall Street Journal or such other source as the Committee deems reliable; or (ii) if such Shares are not traded on the Exchange but are quoted on NASDAQ Stock Market or a successor quotation system, the closing price for the Shares on NASDAQ Stock Market or a successor quotation system on the Determination Date in each case as reported in The Wall Street Journal or such other source as the Committee deems reliable; or (iii) if such stock is not traded on the Exchange or quoted on NASDAQ Stock Market but is otherwise traded on the over-the-counter market, the mean between the representative bid and asked prices on the Determination Date; or (iv) if subsections (i)-(iii) do not apply, the fair market value established in good faith by the Board.

“Grant Date” has the meaning set forth in Section 14 of the Plan.

“Incentive Share Option or ISO” hereinafter means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Award Agreement.

“Involuntary Termination” means termination of a Participant’s Continuous Service under the following circumstances occurring on or after a Change in Control: (i) termination without Cause by the Company or an Affiliate or successor thereto, as appropriate; or (ii) voluntary termination by the Participant within 60 days following (A) a material reduction in the Participant’s job responsibilities, provided that neither a mere change in title alone nor reassignment to a substantially similar position shall constitute a material reduction in job responsibilities; (B) an involuntary relocation of the Participant’s work site to a facility or location more than 50 miles from the Participant’s principal work site at the time of the Change in Control; or (C) a material reduction in Participant’s total compensation other than as part of an reduction by the same percentage amount in the compensation of all other similarly-situated Employees, Directors, Consultants, or agents.

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“Non-ISO” means an Option not intended to qualify as an ISO, as designated in the applicable Award Agreement.

“Option” means any stock option granted pursuant to Section 6 of the Plan.

“Participant” means any holder of one or more Awards, or the Shares issuable or issued upon exercise of such Awards, under the Plan.

“Performance Awards” mean Performance Units granted pursuant to Section 10.

“Performance Unit” means Awards granted pursuant to Section 10(a) of the Plan which may be paid in cash, in Shares, or such combination of cash and Shares as the Committee in its sole discretion shall determine.

“Person” means any natural person, association, trust, business trust, cooperative, corporation, general partnership, joint venture, joint-stock company, limited partnership, limited liability company, real estate investment trust, regulatory body, governmental agency or instrumentality, unincorporated organization or organizational entity.

“Plan” means this Independence Holding Company 2016 Stock Incentive Plan.

“Reporting Person” means an officer, Director, or greater than ten percent stockholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

“Restricted Shares” mean Shares subject to restrictions imposed pursuant to Section 8 of the Plan.

“Restricted Share Units” mean Awards granted pursuant to Section 8 of the Plan.

“Retirement” means a Participant’s voluntary termination of service with the Company occurring on or after the date (i) the Participant has attained age 59 1⁄2, and (ii) the sum of the Participant’s age and length of service with the Company equals at least 69 1⁄2 years.

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

“SAR” or “Share Appreciation Right” means Awards granted pursuant to Section 7 of the Plan.

“Share” means a share of common stock of the Company, as adjusted in accordance with Section 13 of the Plan.

“Ten Percent Holder” means a Person who owns stock representing more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any “parent corporation” or “subsidiary corporation” (as those terms are defined in Code Section 424).

“Unrestricted Shares” mean Shares awarded pursuant to Section 8 of the Plan.

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